UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-03752
AMG Funds III
(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Address of principal executive offices)  (Zip code)

AMG Funds LLC
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Name and address of agent for service)

Registrant's telephone number, including area code:
(203) 299-3500
Date of fiscal year end:
December 31
Date of reporting period:
January 01, 2024 - December 31, 2024
(Annual Shareholder Report)
Item 1. Reports to Shareholders
(a)
AMG GW&K ESG Bond Fund
Class N/MGFIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K ESG Bond Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K ESG Bond Fund (Class N/MGFIX)	$69	0.68%
Management's Discussion of Fund Performance
The Fund's Class N shares returned 1.49% for the year ended December 31, 2024, compared with the 1.25% return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).
MARKET OVERVIEW
•   Interest rates fluctuated throughout the year and the yield curve steepened with the front end shifting lower, but most of the curve, especially the long end, finished higher.
•    A stronger-than-expected economy renewed the market’s concerns about persistent inflation, and bonds also found direction from a strong labor market and resilient consumer.
•   The Federal Reserve Board (the Fed) began to cut rates in September, but by year-end offered a shallower rate easing path going forward.
•   Credit markets reflected a benign outlook for risk with spreads narrowing to historically tight levels and lower-rated securities outperforming in both investment grade and high yield segments.
PERFORMANCE REVIEW
•    The Fund modestly outperformed the Bloomberg U.S. Aggregate Bond Index during the year. The primary driver of outperformance was a general overweight to corporates. An overweight allocation to higher-coupon mortgage-backed securities also made a significant positive contribution.
•    Out-of-benchmark allocations to high-yield and preferred securities, along with an overweight to taxable munis, modestly contributed to outperformance.
•    Duration and yield curve positioning was a slight detractor, particularly due to an underweight in short-term rates.
OUTLOOK
•    The backup in yields and recalibration of Fed policy is discounted in the market, leading us to believe we may have seen the peak in rates. The Fed’s reaction function remains skewed toward an easing path as inflation normalizes. The impact of Donald Trump’s policies on inflation won’t be understood for quite some time and not fully until at least 2026.
•    This backdrop should help anchor the short-to-intermediate part of the curve, while investor appetite for absolute yield should continue to limit further weakness in longer maturities. The ongoing strength of the economy, alongside gradually moderating inflation and some of the highest yields seen in the bond market post-global financial crisis, offers a compelling setup for risk assets to be emphasized for the positive carry.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	1.49%	(0.07%)	1.79%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
As of March 19, 2021, the Fund's Subadviser was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$371,076,934
Total number of portfolio holdings	161
Net advisory fees paid	$743,455
Portfolio turnover rate as of the end of the reporting period	37%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
FHLMC, 3.000%, 04/01/51	3.3%
U.S. Treasury Bonds, 2.250%, 05/15/41	3.0%
FNMA, 3.500%, 08/01/49	2.3%
U.S. Treasury Bonds, 1.875%, 02/15/51	2.2%
U.S. Treasury Bonds, 3.125%, 05/15/48	2.2%
FNMA, 3.500%, 02/01/35	2.1%
FNMA, 3.500%, 02/01/47	1.9%
FHLMC, 3.500%, 02/01/50	1.8%
FHLMC, 4.500%, 12/01/48	1.8%
FNMA, 4.000%, 06/01/48	1.7%
Top Ten as a Group	22.3%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG GW&K ESG Bond Fund
Class I/MGBIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG GW&K ESG Bond Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K ESG Bond Fund (Class I/MGBIX)	$48	0.48%
Management's Discussion of Fund Performance
The Fund's Class I shares returned 1.75% for the year ended December 31, 2024, compared with the 1.25% return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).
MARKET OVERVIEW
•   Interest rates fluctuated throughout the year and the yield curve steepened with the front end shifting lower, but most of the curve, especially the long end, finished higher.
•    A stronger-than-expected economy renewed the market’s concerns about persistent inflation, and bonds also found direction from a strong labor market and resilient consumer.
•   The Federal Reserve Board (the Fed) began to cut rates in September, but by year-end offered a shallower rate easing path going forward.
•   Credit markets reflected a benign outlook for risk with spreads narrowing to historically tight levels and lower-rated securities outperforming in both investment grade and high yield segments.
PERFORMANCE REVIEW
•    The Fund modestly outperformed the Bloomberg U.S. Aggregate Bond Index during the year. The primary driver of outperformance was a general overweight to corporates. An overweight allocation to higher-coupon mortgage-backed securities also made a significant positive contribution.
•    Out-of-benchmark allocations to high-yield and preferred securities, along with an overweight to taxable munis, modestly contributed to outperformance.
•    Duration and yield curve positioning was a slight detractor, particularly due to an underweight in short-term rates.
OUTLOOK
•    The backup in yields and recalibration of Fed policy is discounted in the market, leading us to believe we may have seen the peak in rates. The Fed’s reaction function remains skewed toward an easing path as inflation normalizes. The impact of Donald Trump’s policies on inflation won’t be understood for quite some time and not fully until at least 2026.
•    This backdrop should help anchor the short-to-intermediate part of the curve, while investor appetite for absolute yield should continue to limit further weakness in longer maturities. The ongoing strength of the economy, alongside gradually moderating inflation and some of the highest yields seen in the bond market post-global financial crisis, offers a compelling setup for risk assets to be emphasized for the positive carry.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	1.75%	0.14%	1.96%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
As of March 19, 2021, the Fund's Subadviser was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$371,076,934
Total number of portfolio holdings	161
Net advisory fees paid	$743,455
Portfolio turnover rate as of the end of the reporting period	37%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
FHLMC, 3.000%, 04/01/51	3.3%
U.S. Treasury Bonds, 2.250%, 05/15/41	3.0%
FNMA, 3.500%, 08/01/49	2.3%
U.S. Treasury Bonds, 1.875%, 02/15/51	2.2%
U.S. Treasury Bonds, 3.125%, 05/15/48	2.2%
FNMA, 3.500%, 02/01/35	2.1%
FNMA, 3.500%, 02/01/47	1.9%
FHLMC, 3.500%, 02/01/50	1.8%
FHLMC, 4.500%, 12/01/48	1.8%
FNMA, 4.000%, 06/01/48	1.7%
Top Ten as a Group	22.3%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Veritas Asia Pacific Fund
Class N/MGSEX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Veritas Asia Pacific Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Veritas Asia Pacific Fund (Class N/MGSEX)	$122	1.18%
Management's Discussion of Fund Performance
PERFORMANCE OVERVIEW
•    The Fund’s Class N shares delivered a positive return of 7.23% for the year, but underperformed the MSCI AC Asia Pacific ex Japan Index, which returned 10.15%.
•   Asian markets showed mixed results during the year, with China’s market struggling for much of the period. However, its market saw a strong rally in September when President Xi Jinping’s administration introduced a series of unprecedented easing measures, marking a sharp departure from its previous moderate stance.
RELATIVE PERFORMANCE
•    The Fund’s Australian holdings were the strongest contributors to performance, generating both strong absolute and relative returns. Key holdings, such as Goodman Group and REA Group, were top contributors.
•    REA’s share price increased following strong Q4 2024 results, including a 23% revenue rise and 20% dividend growth. Their international expansion also achieved 31% revenue growth. REA’s share price received further support when Rightmove rejected their fourth acquisition offer, as investors were not in favor of the merger.
•   Goodman Group experienced significant stock price gains due to robust growth in its data center and industrial property segments. Goodman has capitalized on its competitive edge by focusing on high-value data center development, particularly in supply-constrained regions.
•    The Fund’s South Korean holdings detracted from performance. LG Chem’s share price weakened after disappointing earnings from its electric vehicle (“EV”) battery division, largely due to slower EV adoption in the European Union and United States.
•   Samsung Electronics, the largest relative detractor, had a historic strike by workers over demands for greater transparency in performance bonuses and additional leave. This, combined with rising competition in the high-bandwidth memory chip market, led to investor concerns, although these are considered short-term headwinds.
POSITIONING
•    The Fund’s largest exposures across countries are to China, Taiwan, and India, while the largest sector exposures are to information technology, consumer discretionary, and communication services.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	7.23%	1.04%	5.59%
MSCI AC Asia Pacific ex Japan Index	10.15%	3.02%	4.66%
As of March 19, 2021, the Fund's Subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$83,170,303
Total number of portfolio holdings	53
Net advisory fees paid	$442,198
Portfolio turnover rate as of the end of the reporting period	89%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	14.7%
Tencent Holdings, Ltd. (China)	6.6%
Alibaba Group Holding, Ltd. (China)	6.2%
HDFC Bank, Ltd., ADR (India)	4.3%
Goodman Group, REIT (Australia)	4.0%
HD Hyundai Electric Co., Ltd. (South Korea)	4.0%
Quanta Computer, Inc. (Taiwan)	3.5%
Aristocrat Leisure, Ltd. (Australia)	3.2%
Samsung Electronics Co., Ltd. (South Korea)	2.9%
Hanwha Aerospace Co., Ltd. (South Korea)	2.4%
Top Ten as a Group	51.8%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

AMG Veritas Asia Pacific Fund
Class I/MSEIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about AMG Veritas Asia Pacific Fund (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Veritas Asia Pacific Fund (Class I/MSEIX)	$98	0.94%
Management's Discussion of Fund Performance
PERFORMANCE OVERVIEW
•    The Fund’s Class I shares delivered a positive return of 7.49% for the year, but underperformed the MSCI AC Asia Pacific ex Japan Index, which returned 10.15%.
•   Asian markets showed mixed results during the year, with China’s market struggling for much of the period. However, its market saw a strong rally in September when President Xi Jinping’s administration introduced a series of unprecedented easing measures, marking a sharp departure from its previous moderate stance.
RELATIVE PERFORMANCE
•    The Fund’s Australian holdings were the strongest contributors to performance, generating both strong absolute and relative returns. Key holdings, such as Goodman Group and REA Group, were top contributors.
•    REA’s share price increased following strong Q4 2024 results, including a 23% revenue rise and 20% dividend growth. Their international expansion also achieved 31% revenue growth. REA’s share price received further support when Rightmove rejected their fourth acquisition offer, as investors were not in favor of the merger.
•   Goodman Group experienced significant stock price gains due to robust growth in its data center and industrial property segments. Goodman has capitalized on its competitive edge by focusing on high-value data center development, particularly in supply-constrained regions.
•    The Fund’s South Korean holdings detracted from performance. LG Chem’s share price weakened after disappointing earnings from its electric vehicle (“EV”) battery division, largely due to slower EV adoption in the European Union and United States.
•   Samsung Electronics, the largest relative detractor, had a historic strike by workers over demands for greater transparency in performance bonuses and additional leave. This, combined with rising competition in the high-bandwidth memory chip market, led to investor concerns, although these are considered short-term headwinds.
POSITIONING
•    The Fund’s largest exposures across countries are to China, Taiwan, and India, while the largest sector exposures are to information technology, consumer discretionary, and communication services.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2024. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	7.49%	1.29%	5.86%
MSCI AC Asia Pacific ex Japan Index	10.15%	3.02%	4.66%
As of March 19, 2021, the Fund's Subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2024)
Fund net assets	$83,170,303
Total number of portfolio holdings	53
Net advisory fees paid	$442,198
Portfolio turnover rate as of the end of the reporting period	89%
Graphical Representation of Holdings (as of December 31, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	14.7%
Tencent Holdings, Ltd. (China)	6.6%
Alibaba Group Holding, Ltd. (China)	6.2%
HDFC Bank, Ltd., ADR (India)	4.3%
Goodman Group, REIT (Australia)	4.0%
HD Hyundai Electric Co., Ltd. (South Korea)	4.0%
Quanta Computer, Inc. (Taiwan)	3.5%
Aristocrat Leisure, Ltd. (Australia)	3.2%
Samsung Electronics Co., Ltd. (South Korea)	2.9%
Hanwha Aerospace Co., Ltd. (South Korea)	2.4%
Top Ten as a Group	51.8%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.

(b)	Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (c) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (d) of Item 2 of Form N-CSR. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2024	Fiscal 2023
AMG Veritas Asia Pacific Fund	$28,953	$27,481
AMG GW&K ESG Bond Fund	$51,638	$50,043

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2024	Fiscal 2023
AMG Veritas Asia Pacific Fund	$8,535	$8,370
AMG GW&K ESG Bond Fund	$9,640	$9,450

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2024 and $0 for fiscal 2023, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2024 and 2023 for non-audit services rendered to the Funds and Fund Service Providers were $58,175 and $57,820, respectively. For the fiscal year ended December 31, 2024, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.   INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.   FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG GW&K ESG Bond Fund

Class N: MGFIX	Class I: MGBIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX	Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund
Class N: GWMNX	Class I: GWMEX	Class Z: GWMZX

wealth.amg.com	123124 AR088

AMG Funds Annual Financial Statements – December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedules of Portfolio Investments

AMG GW&K ESG Bond Fund	2

AMG GW&K Municipal Bond Fund	7

AMG GW&K Municipal Enhanced Yield Fund	12

Statement of Assets and Liabilities	15

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	17

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	18

Detail of changes in assets for the past two fiscal years

Financial Highlights	19

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	26

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

OTHER INFORMATION	36

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments December 31, 2024

	Principal Amount	Value

Corporate Bonds and Notes - 46.4%

Basic Materials - 2.7%

Air Products and Chemicals, Inc.
2.700%, 05/15/40	$1,900,000	$1,355,210

Avient Corp.
6.250%, 11/01/31[1]	1,575,000	1,553,563

Celanese US Holdings LLC
6.800%, 11/15/30[2]	2,049,000	2,121,073

Cleveland-Cliffs, Inc.
7.000%, 03/15/32[1,3]	2,000,000	1,964,221

FMG Resources August 2006 Pty, Ltd. (Australia)
4.500%, 09/15/27[1]	2,000,000	1,934,044

Methanex Corp. (Canada)
5.125%, 10/15/27	1,205,000	1,179,334

Total Basic Materials		10,107,445

Communications - 2.5%

CCO Holdings LLC/CCO Holdings Capital Corp.
4.500%, 05/01/32	2,500,000	2,150,407

Cisco Systems, Inc.
5.500%, 01/15/40	1,400,000	1,411,420

Comcast Corp.
4.650%, 02/15/33	1,517,000	1,465,260

Lamar Media Corp.
4.875%, 01/15/29	2,950,000	2,834,042

Verizon Communications, Inc.
5.500%, 02/23/54	1,625,000	1,554,954

Total Communications		9,416,083

Consumer, Cyclical - 9.1%

Advance Auto Parts, Inc.
1.750%, 10/01/27[3]	1,100,000	982,086

Air Canada (Canada)
3.875%, 08/15/26[1]	1,180,000	1,146,500

Aramark Services, Inc.
5.000%, 02/01/28[1]	2,520,000	2,448,840

Bath & Body Works, Inc.
6.875%, 11/01/35	940,000	961,822

Caesars Entertainment, Inc.
6.500%, 02/15/32[1]	975,000	979,401

Hasbro, Inc.
3.900%, 11/19/29	2,855,000	2,682,539

The Home Depot, Inc.
5.875%, 12/16/36	1,450,000	1,524,750

KB Home
4.800%, 11/15/29	1,222,000	1,152,048
6.875%, 06/15/27	1,326,000	1,354,075

M/I Homes, Inc.
3.950%, 02/15/30	335,000	302,159
4.950%, 02/01/28	1,000,000	966,064

Marriott Ownership Resorts, Inc.
4.750%, 01/15/28[3]	1,600,000	1,537,641

	Principal Amount	Value

Mattel, Inc.
3.750%, 04/01/29[1]	$1,075,000	$1,012,100
6.200%, 10/01/40	911,000	897,641

MGM Resorts International
6.125%, 09/15/29[3]	1,000,000	998,744

Murphy Oil USA, Inc.
4.750%, 09/15/29	1,050,000	996,330

Penske Automotive Group, Inc.
3.750%, 06/15/29	1,750,000	1,590,392

PulteGroup, Inc.
6.000%, 02/15/35	2,050,000	2,094,895

Sally Holdings LLC/Sally Capital, Inc.
6.750%, 03/01/32	1,553,000	1,555,677

Toll Brothers Finance Corp.
4.875%, 03/15/27	1,000,000	999,164

Travel + Leisure Co.
4.625%, 03/01/30[1]	575,000	533,599
6.000%, 04/01/27[2]	475,000	475,080

United Airlines, Inc. Pass-Through Trust Series 2024-1, AA,
5.450%, 02/15/37	1,915,000	1,917,671

VF Corp.
6.000%, 10/15/33[3]	2,050,000	1,968,274

Walmart, Inc.
4.050%, 06/29/48	1,850,000	1,519,636

Yum! Brands, Inc.
3.625%, 03/15/31[3]	1,110,000	981,303

Total Consumer, Cyclical		33,578,431

Consumer, Non-cyclical - 8.1%

Advocate Health & Hospitals Corp.
4.272%, 08/15/48	1,670,000	1,388,707

Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	1,900,000	1,718,001

APi Group DE, Inc.
4.125%, 07/15/29[1]	1,255,000	1,146,998

Ashtead Capital, Inc.
1.500%, 08/12/26[1]	1,486,000	1,405,852

Centene Corp.
3.375%, 02/15/30	3,170,000	2,823,455

CommonSpirit Health
3.347%, 10/01/29	825,000	768,416

Elanco Animal Health, Inc.
6.650%, 08/28/28[2]	950,000	963,152

Encompass Health Corp.
4.750%, 02/01/30[3]	1,050,000	995,422

The Ford Foundation Series 2020,
2.415%, 06/01/50	2,690,000	1,574,153

HCA, Inc.
3.500%, 09/01/30	3,050,000	2,770,012

Kraft Heinz Foods Co.
4.625%, 10/01/39	2,480,000	2,218,543

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Consumer, Non-cyclical - 8.1% (continued)

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[1]	$1,400,000	$1,399,216

Sysco Corp.
2.400%, 02/15/30	1,825,000	1,609,574

Teleflex, Inc.
4.250%, 06/01/28[1]	2,045,000	1,939,987

Tenet Healthcare Corp.
4.625%, 06/15/28	1,735,000	1,660,373

Teva Pharmaceutical Finance Netherlands III, B.V. (Netherlands)
5.125%, 05/09/29[3]	2,300,000	2,245,996

The Campbell’s Company
2.375%, 04/24/30[3]	1,830,000	1,605,629

United Rentals North America, Inc.
3.875%, 02/15/31[3]	2,150,000	1,920,683

Total Consumer, Non-cyclical		30,154,169

Financials - 11.8%

Aircastle, Ltd./Aircastle Ireland DAC (Bermuda)
5.750%, 10/01/31[1]	1,975,000	1,988,293

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[4,5]	2,775,000	2,271,671
(5.872% to 09/15/33 then SOFR + 1.840%), 5.872%, 09/15/34[4,5]	3,050,000	3,132,484

The Bank of New York Mellon Corp.
Series H, (3.700% to 03/20/26 then U.S. Treasury Yield Curve CMT 5 year + 3.352%), 3.700%, 03/20/26[3,4,5,6]	2,165,000	2,099,141

The Charles Schwab Corp.
Series G, (5.375% to 06/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.971%), 5.375%, 06/01/25[4,5,6]	1,750,000	1,740,681

Citigroup, Inc.
Series P, (5.950% to 05/15/25 then 3 month SOFR + 4.167%), 5.950%, 05/15/25[4,5,6]	1,450,000	1,448,500
Series T, (6.250% to 08/15/26 then 3 month SOFR + 4.779%), 6.250%, 08/15/26[4,5,6]	825,000	825,396

Discover Financial Services
(7.964% to 11/02/33 then SOFR Index + 3.370%), 7.964%, 11/02/34[4,5]	1,950,000	2,228,576

Huntington Bancshares, Inc.
(4.443% to 08/04/27 then SOFR + 1.970%), 4.443%, 08/04/28[3,4,5]	1,580,000	1,563,822

JPMorgan Chase & Co.
(3.157% to 04/22/41 then SOFR + 1.460%), 3.157%, 04/22/42[4,5]	2,710,000	1,989,848

KeyCorp, MTN
4.100%, 04/30/28	1,595,000	1,543,298

	Principal Amount	Value

M&T Bank Corp.
(7.413% to 10/30/28 then SOFR + 2.800%), 7.413%, 10/30/29[3,4,5]	$1,837,000	$1,969,152

MetLife, Inc.
Series G, (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[3,4,5,6]	1,880,000	1,845,728

Morgan Stanley
(4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[4,5]	2,048,000	1,993,233

OneMain Finance Corp.
6.625%, 01/15/28	950,000	961,761

The PNC Financial Services Group, Inc.
(5.068% to 01/24/33 then SOFR + 1.933%), 5.068%, 01/24/34[4,5]	2,386,000	2,324,466

SBA Communications Corp.
3.875%, 02/15/27	1,015,000	971,684

SLM Corp.
3.125%, 11/02/26	3,365,000	3,209,960

Starwood Property Trust, Inc.
4.375%, 01/15/27[1]	1,775,000	1,716,141

Truist Financial Corp., MTN
(5.867% to 06/08/33 then SOFR + 2.361%), 5.867%, 06/08/34[4,5]	2,213,000	2,253,055

US Bancorp
(5.775% to 06/12/28 then SOFR + 2.020%), 5.775%, 06/12/29[4,5]	1,900,000	1,942,915

Wells Fargo & Co.
Series U, 5.875%, 06/15/25[5,6]	3,578,000	3,571,521

Total Financials		43,591,326

Industrials - 6.7%

AECOM
5.125%, 03/15/27	1,150,000	1,138,962

Ball Corp.
2.875%, 08/15/30	3,625,000	3,102,116

BWX Technologies, Inc.
4.125%, 06/30/28[1]	1,210,000	1,132,888

Clean Harbors, Inc.
4.875%, 07/15/27[1]	1,270,000	1,244,166

Coherent Corp.
5.000%, 12/15/29[1,3]	2,000,000	1,908,585

Crown Americas LLC/Crown
Americas Capital Corp. V 4.250%, 09/30/26[3]	1,650,000	1,609,371

Graphic Packaging International LLC
3.500%, 03/01/29[1]	2,600,000	2,374,813

Jacobs Engineering Group, Inc.
5.900%, 03/01/33	3,568,000	3,614,736

L3Harris Technologies, Inc.
5.050%, 06/01/29	897,000	896,796

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 6.7% (continued)

Mueller Water Products, Inc.
4.000%, 06/15/29[1]	$3,000,000	$2,771,632

Owens Corning
7.000%, 12/01/36[2]	1,800,000	1,999,373

Sonoco Products Co.
2.850%, 02/01/32[3]	1,822,000	1,547,975

United Parcel Service, Inc.
6.200%, 01/15/38	1,500,000	1,606,905

Total Industrials		24,948,318

Technology - 4.0%

Broadcom, Inc.
4.300%, 11/15/32	1,870,000	1,763,678

Dell International LLC/EMC Corp.
8.100%, 07/15/36	972,000	1,152,131

Kyndryl Holdings, Inc.
3.150%, 10/15/31[3]	2,375,000	2,059,434

Microsoft Corp.
2.525%, 06/01/50	2,450,000	1,507,724

MSCI, Inc.
3.250%, 08/15/33[1]	2,015,000	1,702,385

Open Text Holdings, Inc.
4.125%, 02/15/30[1]	1,125,000	1,020,235

Seagate HDD Cayman (Cayman Islands)
4.125%, 01/15/31[3]	1,000,000	900,764

SK Hynix, Inc. (South Korea)
2.375%, 01/19/31[1]	2,800,000	2,346,061

Twilio, Inc.
3.625%, 03/15/29	600,000	551,793
3.875%, 03/15/31	2,194,000	1,967,698

Total Technology		14,971,903

Utilities - 1.5%

DPL, Inc.
4.350%, 04/15/29	1,000,000	931,418

Duke Energy Corp.
2.550%, 06/15/31	3,410,000	2,911,430

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	2,160,000	1,734,146

Total Utilities		5,576,994

Total Corporate Bonds and Notes
(Cost $182,785,154)		172,344,669

Asset-Backed Securities - 3.5%

American Express Credit Account Master Trust Series 2022-4, Class A
4.950%, 10/15/27	2,145,000	2,152,908

Compass Datacenters Issuer II LLC
Series 2024-1A, Class A1
5.250%, 02/25/49[1]	3,050,000	3,033,896

	Principal Amount	Value
Ford Credit Auto Owner Trust
Series 2022-B, Class A4
3.930%, 08/15/27	$2,353,000	$2,341,717

John Deere Owner Trust
Series 2022-A, Class A4
2.490%, 01/16/29	2,206,000	2,173,286

Santander Drive Auto Receivables
Trust
Series 2020-4, Class D 1.480%, 01/15/27	182,541	182,148
Series 2022-7, Class B 5.950%, 01/17/28	2,100,000	2,113,194

Toyota Auto Receivables Owner Trust
Series 2021-B, Class A4
0.530%, 10/15/26	803,123	791,843

Total Asset-Backed Securities
(Cost $12,766,198)		12,788,992

Mortgage-Backed Securities - 2.9%

Chase Home Lending Mortgage Trust Series
Series 2024-1, Class A6
6.500%, 01/25/55[1,5]	1,161,441	1,169,942

DATA Mortgage Trust
Series 2023-CNTR, Class A
5.728%, 08/12/43[1,5]	1,900,000	1,923,540

FREMF Mortgage Trust
Series 2016-K53, Class B
4.024%, 03/25/49[1,5]	2,300,000	2,270,865

GS Mortgage-Backed Securities Corp. Trust
Series 2021-PJ4, Class A6 2.500%, 09/25/51[1,5]	2,695,225	2,470,576
Series 2021-PJ9, Class A8 2.500%, 02/26/52[1,5]	1,547,607	1,348,945

JP Morgan Mortgage Trust
Series 2021-7, Class A6
2.500%, 11/25/51[1,5]	1,883,376	1,725,708

Total Mortgage-Backed Securities
(Cost $10,913,557)		10,909,576

Municipal Bonds - 3.8%

California Health Facilities Financing Authority
4.190%, 06/01/37	3,395,000	3,077,128

California State General Obligation, School Improvements, Build America Bonds
7.550%, 04/01/39	2,280,000	2,695,036

Dallas Fort Worth International Airport, Series A
4.507%, 11/01/51	1,000,000	866,689

JobsOhio Beverage System, Series A
2.833%, 01/01/38	3,700,000	2,937,583

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured)
7.425%, 02/15/29	3,300,000	3,490,331

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 3.8% (continued)

Port Authority of New York & New Jersey
6.040%, 12/01/29	$800,000	$847,367

Total Municipal Bonds
(Cost $16,494,553)		13,914,134

U.S. Government and Agency Obligations - 42.6%

Fannie Mae - 18.0%
FNMA
3.500%, 02/01/35 to 02/01/51	29,151,882	26,709,091
4.000%, 07/01/44 to 06/01/49	18,083,878	16,846,246
4.500%, 05/01/48 to 11/01/52	7,333,158	7,030,489
5.000%, 05/01/50	2,346,761	2,308,486
5.500%, 11/01/52 to 07/01/53	8,468,122	8,420,298
6.500%, 02/01/54	5,163,810	5,353,427

Total Fannie Mae		66,668,037

Freddie Mac - 13.2%

FHLMC
2.000%, 03/01/36	6,785,120	6,015,307
3.000%, 04/01/51	14,081,079	12,115,500
3.500%, 02/01/50	7,653,287	6,859,355
4.500%, 10/01/48 to 12/01/48	8,340,811	7,957,222
5.500%, 07/01/53	6,055,128	6,053,670

Freddie Mac REMICS
Series 5106, Class KA
2.000%, 03/25/41	4,138,478	3,831,585
Series 5297, Class DA
5.000%, 12/25/52	1,906,103	1,864,842

Freddie Mac STACR REMIC Trust
Series 2022-DNA1, Class M1A
(1 month SOFR + 1.000%), 5.569%, 01/25/42[1,5]	2,736,903	2,737,881
Series 2024-DNA1, Class M1
(1 month SOFR + 1.350%), 5.919%, 02/25/44[1,5]	1,717,514	1,720,291

Total Freddie Mac		49,155,653

Ginnie Mae - 0.5%

GNMA
Series 2023-111, Class FD
(1 month SOFR + 1.000%, Cap 7.000%, Floor 1.000%), 5.605%, 08/20/53[5]	1,907,725	1,909,423

U.S. Treasury Obligations - 10.9%

U.S. Treasury Bonds
1.250%, 05/15/50	5,625,000	2,666,728
1.875%, 02/15/51	14,997,000	8,339,644
2.250%, 05/15/41	15,859,000	11,254,251
2.500%, 02/15/46	2,096,000	1,433,327
3.125%, 05/15/48	10,968,000	8,215,747
3.500%, 02/15/39	756,000	662,643
3.625%, 02/15/53	4,760,000	3,867,455

	Principal Amount	Value
U.S. Treasury Bonds
3.875%, 02/15/43	$4,324,000	$3,815,185

Total U.S. Treasury Obligations		40,254,980

Total U.S. Government and Agency Obligations
(Cost $187,050,964)		157,988,093

Short-Term Investments - 3.5%

Joint Repurchase Agreements - 3.5%[7]

Bethesda Securities LLC, dated 12/31/24, due 01/02/25, 4.600% total to be received $3,201,531 (collateralized by various U.S. Government Agency Obligations, 2.500% - 7.311%, 10/01/27 - 11/01/54, totaling $3,264,727)	3,200,713	3,200,713

Cantor Fitzgerald Securities, Inc., dated 12/31/24,due 01/02/25, 4.600% total to be received $3,202,247 (collateralized by various U.S. Government Agency Obligations, 2.000% - 7.000%, 10/01/29 - 02/01/57, totaling $3,265,458)	3,201,429	3,201,429

Daiwa Capital Markets America, dated 12/31/24,due 01/02/25, 4.470% total to be received $130,529 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/27/25 - 01/01/55, totaling $133,107)	130,497	130,497

Marex Capital Markets, Inc., dated 12/31/24, due 01/02/25, 4.630% total to be received $3,202,252 (collateralized by various U.S. Government Agency Obligations, 2.500% - 6.500%, 11/01/51 - 12/01/54, totaling $3,265,458)	3,201,429	3,201,429

State of Wisconsin Investment Board, dated 12/31/24, due 01/02/25, 4.740% total to be received $3,202,272 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 01/15/26 - 02/15/53, totaling $3,256,903)	3,201,429	3,201,429

Total Joint Repurchase Agreements		12,935,497

Repurchase Agreements - 0.0%#

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $256,058 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $261,192)	256,000	256,000

Total Short-Term Investments
(Cost $13,191,497)		13,191,497

Total Investments - 102.7%
(Cost $423,201,923)		381,136,961

Other Assets, less Liabilities - (2.7)%		(10,060,027)

Net Assets - 100.0%		$371,076,934

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

#	Less than 0.05%.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $54,071,164 or 14.6% of net assets.

[2]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[3]

Some of these securities, amounting to $18,018,452 or 4.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[4]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2024. Rate will reset at a future date.

[5]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[6]	Perpetuity Bond. The date shown represents the next call date.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

DAC	Designated Activity Co.

FHLMC	Freddie Mac

FNMA	Fannie Mae

GNMA	Ginnie Mae

MTN	Medium-Term Note

National Insured	National Public Finance Guarantee Corp.

REMICS	Real Estate Mortgage Investment Conduit

SOFR	Secured Overnight Financing Rate

STACR	Structured Agency Credit Risk

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$172,344,669	—	$172,344,669

Asset-Backed Securities	—	12,788,992	—	12,788,992

Mortgage-Backed Securities	—	10,909,576	—	10,909,576

Municipal Bonds	—	13,914,134	—	13,914,134

U.S. Government and Agency Obligations†	—	157,988,093	—	157,988,093

Short-Term Investments

Joint Repurchase Agreements	—	12,935,497	—	12,935,497

Repurchase Agreements	—	256,000	—	256,000

Total Investments in Securities	—	$381,136,961	—	$381,136,961

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2024

	Principal Amount	Value

Municipal Bonds - 100.2%

Alabama - 1.4%

Alabama Public School and College Authority, Series A
5.000%, 11/01/34	$7,500,000	$8,181,451

County of Jefferson
5.250%, 10/01/49	5,810,000	6,224,456

Total Alabama		14,405,907

Arizona - 1.3%

Arizona Board of Regents
5.000%, 08/01/31	3,400,000	3,793,095

City of Glendale
5.000%, 07/01/36	4,920,000	5,603,717

Maricopa County Industrial Development Authority, Series D,
5.000%, 12/01/40	2,150,000	2,358,439
5.000%, 12/01/41	1,000,000	1,092,039

Total Arizona		12,847,290

California - 1.5%

California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/31	900,000	921,123

San Francisco City & County Airport Commission, San Francisco International Airport, Series A,
5.000%, 05/01/32	3,000,000	3,226,511
5.000%, 05/01/34	5,010,000	5,255,164
5.000%, 05/01/35	5,800,000	6,069,692

Total California		15,472,490

Colorado - 0.4%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/33	4,260,000	4,514,467

Connecticut - 3.1%

Connecticut State Health & Educational Facilities Authority,
5.000%, 07/01/31	6,205,000	6,726,374
5.000%, 07/01/33	2,750,000	2,968,061
5.000%, 07/01/34	3,100,000	3,323,343

State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series A
5.000%, 01/01/30	10,180,000	10,734,335

State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series B
5.000%, 10/01/35	7,500,000	7,909,257

Total Connecticut		31,661,370

District of Columbia - 1.1%

District of Columbia, Series B,
5.000%, 06/01/31	5,080,000	5,405,672
5.000%, 08/01/35	5,000,000	5,743,052

Total District of Columbia		11,148,724

	Principal Amount	Value

Florida - 6.5%

City of Tallahassee Utility System Revenue, Series A
5.000%, 10/01/36	$3,000,000	$3,407,155

County of Miami-Dade Aviation Revenue, Series A
5.000%, 10/01/35	5,000,000	5,372,184

Escambia County Health Facilities Authority
5.000%, 08/15/37	6,000,000	6,245,909

Florida Development Finance Corp.
4.000%, 11/15/33	10,000,000	10,263,707

Florida Housing Finance Corp., Series 3, (GNMA FNMA FHLMC)
4.500%, 07/01/44	5,000,000	4,942,626

Florida’s Turnpike Enterprise, Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	7,285,851

Lee County Industrial Development Authority, Series 1
5.000%, 04/01/34	3,145,000	3,306,491

Miami-Dade County Educational Facilities Authority, Series B
5.250%, 04/01/36[1]	5,000,000	5,721,647

Orange County Health Facilities Authority, Series A
5.000%, 10/01/31	4,525,000	4,645,504

Pasco County School Board
5.000%, 10/01/38	3,250,000	3,651,329

State Board of Administration Finance Corp., Series A
5.526%, 07/01/34	10,000,000	10,100,191

Total Florida		64,942,594

Hawaii-0.8%

City & County Honolulu Wastewater System Revenue, Series A,
5.000%, 07/01/36[1]	2,500,000	2,828,811
5.000%, 07/01/37[1]	1,625,000	1,830,855
5.000%, 07/01/38[1]	2,755,000	3,097,796

Total Hawaii		7,757,462

Illinois - 11.1%

Chicago O’Hare International Airport, Series A
5.250%, 01/01/41	2,000,000	2,153,144

Chicago O’Hare International Airport, Senior Lien, Series A,
5.000%, 01/01/35	4,010,000	4,294,052
5.000%, 01/01/36	10,050,000	10,383,923
5.000%, 01/01/38	5,500,000	5,661,224

Chicago Transit Authority Sales Tax Receipts Fund, Series A,
5.000%, 12/01/43	3,000,000	3,242,267
5.000%, 12/01/44	5,000,000	5,381,441

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Illinois - 11.1% (continued)

Illinois Finance Authority, Series A,
4.000%, 08/15/37	$5,910,000	$5,838,517
5.000%, 04/01/34	3,500,000	3,997,379

Illinois Finance Authority, Series B
5.000%, 04/01/35	2,970,000	3,353,890

Illinois State Toll Highway Authority, Senior Revenue, Series A,
5.000%, 01/01/30	10,110,000	10,824,371
5.000%, 12/01/31	9,735,000	9,892,666
5.000%, 01/01/36	3,000,000	3,373,175

Metropolitan Water Reclamation District of Greater Chicago,
5.000%, 12/01/39	5,000,000	5,595,831
5.000%, 12/01/40	5,000,000	5,556,469

State of Illinois
5.000%, 02/01/33	7,255,000	8,022,257

State of Illinois, Series A
5.250%, 03/01/37	8,500,000	9,262,556

State of Illinois, Series B,
5.000%, 05/01/34	10,000,000	10,872,304
5.250%, 05/01/42	2,000,000	2,175,337
5.250%, 05/01/45	2,000,000	2,152,441

Total Illinois		112,033,244

Indiana - 0.6%

Indiana Finance Authority, Series A
5.000%, 02/01/32	5,000,000	5,551,983

Iowa - 1.6%

Iowa Finance Authority, State Revolving Fund Green Bond
5.000%, 08/01/30	15,025,000	15,743,895

Kentucky - 2.2%

Kentucky State Property & Building Commission, Series A,
5.000%, 11/01/29	3,010,000	3,265,642
5.000%, 10/01/32	2,000,000	2,242,106
5.000%, 10/01/37	5,650,000	6,323,628

Kentucky State Property & Building Commission, Series B
5.000%, 11/01/29	4,000,000	4,339,724

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc.
5.000%, 10/01/29	5,505,000	5,628,344

Total Kentucky		21,799,444

Louisiana - 2.0%

Louisiana Public Facilities Authority
5.500%, 09/01/54	2,500,000	2,642,792

Louisiana Stadium & Exposition District, Series A,
5.000%, 07/01/40	2,750,000	2,980,376
5.000%, 07/01/42	11,500,000	12,347,964

	Principal Amount	Value

State of Louisiana, Series A
5.000%, 09/01/30	$2,000,000	$2,127,415

Total Louisiana		20,098,547

Maryland - 3.3%

Maryland Stadium Authority
5.000%, 06/01/40	2,500,000	2,760,368

Maryland State Transportation Authority
5.000%, 07/01/33	6,350,000	6,932,849

State of Maryland, Department of Transportation,
5.000%, 10/01/28	12,365,000	12,774,915
5.000%, 09/01/29	10,205,000	10,699,344

Total Maryland		33,167,476

Massachusetts - 0.4%

Massachusetts Development Finance Agency
5.250%, 07/01/48	4,250,000	4,496,138

Michigan - 0.4%

Michigan Finance Authority,

Henry Ford Health System
5.000%, 11/15/29	3,500,000	3,601,145

Nebraska - 0.3%

Omaha Public Power District, Series B
5.000%, 02/01/36	3,000,000	3,379,419

New Jersey - 6.2%

New Jersey Economic Development Authority, Series A
5.250%, 11/01/40	7,000,000	7,666,597

New Jersey Economic Development Authority, Series SSS,
5.250%, 06/15/36	3,000,000	3,416,317
5.250%, 06/15/37	2,000,000	2,266,849

New Jersey State Turnpike Authority, Series D
5.000%, 01/01/28	6,000,000	6,062,143

New Jersey Transportation Trust Fund Authority, Series A,
5.250%, 06/15/41	2,700,000	2,972,858
5.250%, 06/15/42	2,500,000	2,742,954

New Jersey Transportation Trust Fund Authority, Series B,
5.000%, 06/15/30	6,255,000	6,824,262
5.000%, 06/15/31	7,615,000	8,408,056
5.000%, 06/15/32	5,750,000	6,332,089
5.000%, 06/15/33	6,000,000	6,590,453

New Jersey Transportation Trust Fund Authority, Series BB
4.000%, 06/15/37	3,000,000	3,011,896

New Jersey Transportation Trust Fund Authority, Series CC
5.000%, 06/15/40	2,000,000	2,207,770

South Jersey Transportation Authority,
5.000%, 11/01/39	1,150,000	1,231,362
5.000%, 11/01/41	2,615,000	2,785,850

Total New Jersey		62,519,456

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 20.1%

City of New York
5.000%, 08/01/34	$5,000,000	$5,638,870

City of New York, Series C,
5.000%, 08/01/33	1,500,000	1,636,074
5.000%, 08/01/34	3,250,000	3,533,022

City of New York, Series C-1
5.000%, 09/01/40	5,000,000	5,549,562

City of New York, Series D
5.000%, 04/01/32	7,705,000	8,643,585

City of New York, Series L-5
5.000%, 04/01/33	6,500,000	7,160,023

Long Island Power Authority
5.000%, 09/01/35	5,030,000	5,303,091

Metropolitan Transportation Authority, Green Bond, Series B
5.000%, 11/15/27	9,225,000	9,688,088

Metropolitan Transportation Authority, Series F
5.000%, 11/15/28	4,760,000	4,820,093

New York City Transitional Finance Authority Building Aid Revenue, Series S-3, (State Aid Withholding)
5.000%, 07/15/31	5,080,000	5,381,035

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1,
5.000%, 05/01/40	2,500,000	2,753,630
5.000%, 05/01/41	3,000,000	3,279,869

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1
5.000%, 02/01/37	7,000,000	7,621,648

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1,
5.000%, 11/01/32	3,000,000	3,313,992
5.000%, 02/01/39	4,000,000	4,373,130

New York City Transitional Finance Authority, Series A-1,
5.000%, 11/01/37	2,500,000	2,828,182
5.000%, 11/01/39	4,000,000	4,495,133

New York State Dormitory Authority
4.000%, 05/01/39	2,000,000	1,957,749

New York State Dormitory Authority, Series A,
5.000%, 03/15/31	7,670,000	8,194,607
5.000%, 03/15/32	3,000,000	3,323,249
5.000%, 03/15/33	3,200,000	3,579,732
5.000%, 03/15/40	5,250,000	5,803,799
5.000%, 03/15/41	9,340,000	10,265,187

New York State Dormitory Authority, Series B,
5.000%, 03/15/33	5,000,000	5,710,029
5.000%, 03/15/35	8,000,000	9,262,462

New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,410,000	8,493,903

New York State Urban Development Corp.
5.000%, 03/15/32	5,000,000	5,498,985

	Principal Amount	Value

New York Transportation Development Corp.,
4.000%, 10/31/41	$1,250,000	$1,140,994
4.000%, 10/31/46	1,500,000	1,313,102
5.000%, 12/01/30	1,000,000	1,084,238
5.000%, 12/01/31	1,100,000	1,187,632
5.000%, 12/01/32	1,450,000	1,559,845
5.000%, 12/01/33	1,000,000	1,072,898
5.000%, 12/01/36	10,000,000	10,496,882
5.250%, 06/30/49	5,000,000	5,189,535
6.000%, 06/30/54	3,000,000	3,208,978

New York Transportation Development Corp. (AGM)
5.000%, 06/30/49	2,010,000	2,070,217

New York Transportation Development Corp., Series A
5.500%, 12/31/54	4,500,000	4,751,033

Port Authority of New York & New Jersey, Series 221
5.000%, 07/15/32	6,545,000	7,000,628

Triborough Bridge & Tunnel Authority, Series C
5.000%, 11/15/36	12,000,000	13,781,062

Total New York		201,965,773

North Carolina - 2.1%

County of Union Enterprise System Revenue,
1.750%, 06/01/34	3,300,000	2,616,298
1.750%, 06/01/35	4,225,000	3,271,977
1.850%, 06/01/36	4,315,000	3,303,337
2.125%, 06/01/40	3,350,000	2,461,004

North Carolina Turnpike Authority, Series A, (AGM)
5.000%, 01/01/58	9,000,000	9,444,591

Total North Carolina		21,097,207

Ohio - 0.8%

Ohio Housing Finance Agency, Series A, (GNMA FNMA FHLMC)
4.350%, 09/01/44	2,990,000	2,982,613

Ohio State General Obligation, Series T
5.000%, 05/01/30	5,000,000	5,212,938

Total Ohio		8,195,551

Pennsylvania - 5.7%

Allegheny County Airport Authority, Series A,
5.000%, 01/01/31	1,350,000	1,435,085
5.000%, 01/01/32	2,215,000	2,350,422

City of Philadelphia PA Water & Wastewater Revenue, Series C, (AGC)
5.000%, 09/01/32	2,685,000	3,015,680

Commonwealth Financing Authority, Pennsylvania Tobacco
5.000%, 06/01/32	7,910,000	8,316,373

Hospitals & Higher Education Facilities Authority of Philadelphia, (AGM)
4.000%, 07/01/38	2,500,000	2,490,414
4.000%, 07/01/39	2,000,000	1,974,132

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Pennsylvania - 5.7% (continued)

Pennsylvania Economic Development Financing Authority,
5.250%, 06/30/35	$3,000,000	$3,227,520
5.750%, 06/30/48	6,000,000	6,436,240

Pennsylvania Housing Finance Agency, Series 146A
4.500%, 10/01/44	6,500,000	6,459,389

Pennsylvania Turnpike Commission
5.000%, 12/01/43	14,145,000	15,556,422

Pennsylvania Turnpike Commission, Series A
5.000%, 12/01/33	5,000,000	5,629,596

Total Pennsylvania		56,891,273

Rhode Island - 0.5%

Rhode Island Health and Educational Building Corp.
5.250%, 05/15/49	4,300,000	4,543,306

South Carolina - 1.8%

Richland County School District No 2, Series A, (South Carolina School District)
2.000%, 03/01/38	6,190,000	4,704,743
2.000%, 03/01/39	10,080,000	7,432,132

South Carolina Public Service Authority, Series B,
5.000%, 12/01/41	2,250,000	2,444,411
5.000%, 12/01/43	3,725,000	4,013,610

Total South Carolina		18,594,896

Tennessee - 0.7%

City of Chattanooga Electric System Revenue
2.000%, 09/01/39	8,925,000	6,530,804

Texas - 15.5%

Central Texas Turnpike System, Series C,
5.000%, 08/15/39	2,500,000	2,760,445
5.000%, 08/15/40	1,500,000	1,646,187
5.000%, 08/15/41	1,500,000	1,638,808
5.000%, 08/15/42	1,000,000	1,088,238

City of Austin TX Electric Utility Revenue
5.000%, 11/15/35	5,000,000	5,654,689

City of Corpus Christi Utility System, Junior Lien Revenue Improvement
5.000%, 07/15/29	3,125,000	3,317,492

City of Houston Airport System, Series A,
4.000%, 07/01/35	1,100,000	1,093,227
4.000%, 07/01/36	1,100,000	1,090,625
5.000%, 07/01/34	2,835,000	3,010,148

City of Houston, Series A,
5.000%, 03/01/40	2,000,000	2,198,773
5.000%, 03/01/41	2,500,000	2,736,607
5.000%, 03/01/42	2,245,000	2,448,160

City of San Antonio Electric & Gas Systems Revenue, Series A,
5.000%, 02/01/35	1,000,000	1,134,103
5.000%, 02/01/36	1,000,000	1,129,303

	Principal Amount	Value

City of San Antonio Electric & Gas Systems Revenue, Series D
5.000%, 02/01/39	$6,455,000	$7,171,425

City of San Antonio Electric & Gas Systems, Series A,
5.000%, 02/01/31	10,715,000	11,835,219
5.000%, 02/01/34	5,460,000	6,152,842
5.000%, 02/01/35	3,000,000	3,366,042
5.000%, 02/01/37	3,010,000	3,247,621
5.000%, 02/01/38	2,985,000	3,204,218

County of Harris Toll Road First Lien, Series A
5.000%, 08/15/34	5,000,000	5,619,555

County of Harris Toll Road Revenue, Series A
5.000%, 08/15/36	4,000,000	4,506,686

Denton Independent School District, (PSF-GTD)
5.000%, 08/15/33	5,000,000	5,667,040
5.000%, 08/15/35	3,000,000	3,379,389

Harris County-Houston Sports Authority, Series B, (AGC)
5.000%, 11/15/44	2,115,000	2,252,943

Lamar Consolidated Independent School District
5.000%, 02/15/34	7,965,000	8,934,634

Leander Independent School District, (PSF-GTD)
5.000%, 02/15/32	6,795,000	7,592,522

Lower Colorado River Authority
5.000%, 05/15/31	6,000,000	6,585,118

North Texas Municipal Water District Water System Revenue Refunding and Improvement
5.000%, 09/01/29	7,350,000	7,555,768

North Texas Tollway Authority, 2nd Tier, Series B,
5.000%, 01/01/31	2,010,000	2,037,872
5.000%, 01/01/32	3,010,000	3,109,808

North Texas Tollway Authority, Series A
5.250%, 01/01/38	4,500,000	4,997,422

North Texas Tollway Authority, Series B
5.000%, 01/01/33	7,735,000	8,674,542

Prosper Independent School District, Series A, (PSF-GTD)
1.750%, 02/15/34	3,565,000	2,865,234
1.750%, 02/15/35	5,155,000	4,042,307

Texas Private Activity Bond Surface Transportation Corp.,
5.500%, 06/30/41	1,000,000	1,068,684
5.500%, 06/30/42	1,000,000	1,066,933
5.500%, 06/30/43	1,000,000	1,065,136

Texas Private Activity Bond Surface Transportation Corp., Series A,
4.000%, 12/31/37	5,000,000	4,907,588
4.000%, 12/31/38	3,735,000	3,658,071

Total Texas		155,511,424

Utah - 2.2%

Intermountain Power Agency,
5.000%, 07/01/33	3,500,000	3,937,447
5.000%, 07/01/34	3,500,000	3,921,959

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utah - 2.2% (continued)

Intermountain Power Agency, Series A
5.000%, 07/01/34	$5,250,000	$5,810,160

Salt Lake City Corp. Airport Revenue, Series A,
5.000%, 07/01/29	2,000,000	2,078,182
5.000%, 07/01/30	6,585,000	6,839,519

Total Utah		22,587,267

Virginia - 1.5%

Virginia College Building Authority
5.000%, 02/01/33	8,250,000	9,383,427

Virginia Small Business Financing Authority,
4.000%, 01/01/37	3,000,000	2,939,165
4.000%, 01/01/38	3,000,000	2,921,052

Total Virginia		15,243,644

Washington - 2.8%

Port of Seattle, Series C
5.000%, 08/01/31	5,000,000	5,365,906

State of Washington School Improvements, Series C
5.000%, 02/01/28	7,370,000	7,512,682

State of Washington, Series B
5.000%, 08/01/31	4,680,000	4,801,931

State of Washington, Series R
5.000%, 07/01/30	6,750,000	7,444,212

Washington Health Care Facilities Authority, Series A
5.000%, 08/01/38	3,270,000	3,422,489

Total Washington		28,547,220

	Principal Amount	Value

West Virginia - 1.5%

West Virginia Hospital Finance Authority, Series B
6.000%, 09/01/48	$5,250,000	$5,875,489

West Virginia Parkways Authority,
5.000%, 06/01/37	1,750,000	1,896,896
5.000%, 06/01/38	2,000,000	2,162,978
5.000%, 06/01/39	5,150,000	5,537,226

Total West Virginia		15,472,589

Wisconsin - 0.8%

State of Wisconsin Transportation, Series 2
5.000%, 07/01/29	8,000,000	8,382,499

Total Municipal Bonds
(Cost $1,034,967,493)		1,008,704,504

Short-Term Investments - 0.2%

Repurchase Agreements - 0.2%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $1,979,451 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $2,018,647)	1,979,000	1,979,000

Total Short-Term Investments
(Cost $1,979,000)		1,979,000

Total Investments - 100.4% (Cost $1,036,946,493)		1,010,683,504

Other Assets, less Liabilities - (0.4)%		(4,274,989)

Net Assets - 100.0%		$1,006,408,515

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2024, amounted to $13,479,109, or 1.3% of net assets.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
FHLMC	Freddie Mac

FNMA	Fannie Mae
GNMA	Ginnie Mae
PSF-GTD	Permanent School Fund Guaranteed

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	—	$1,008,704,504	—	$1,008,704,504

Short-Term Investments

Repurchase Agreements	—	1,979,000	—	1,979,000

Total Investments in Securities	—	$1,010,683,504	—	$1,010,683,504

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2024

	Principal Amount	Value

Municipal Bonds - 98.4%

Alabama - 1.3%

County of Jefferson Sewer Revenue
5.500%, 10/01/53	$2,200,000	$2,384,886

California - 2.4%

California Municipal Finance Authority,
5.000%, 05/15/43	1,000,000	1,028,493
5.000%, 05/15/48	2,305,000	2,359,711

California Municipal Finance Authority, Series A
4.000%, 02/01/51	1,000,000	946,609

Total California		4,334,813

Colorado - 4.3%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	1,435,000	1,473,525

Public Authority for Colorado Energy Natural Gas Purchase Revenue
6.500%, 11/15/38	5,395,000	6,449,454

Total Colorado		7,922,979

Connecticut - 2.2%

Connecticut State Health & Educational Facilities Authority,
4.000%, 07/01/40	2,845,000	2,741,247
4.000%, 07/01/42	1,465,000	1,377,801

Total Connecticut		4,119,048

Florida - 11.8%

Capital Trust Authority, Series A,
5.000%, 06/01/54[1]	1,000,000	969,990
5.000%, 06/01/64[1]	1,000,000	950,552

County of Miami-Dade Florida Seaport Department, Series A
5.250%, 10/01/52	1,000,000	1,034,388

Escambia County Health Facilities Authority
4.000%, 08/15/50	5,065,000	4,453,920

Florida Development Finance Corp.,
4.000%, 02/01/52	2,515,000	2,101,364
5.000%, 02/01/52	1,675,000	1,650,413

Florida Housing Finance Corp., Series 3, (GNMA FNMA FHLMC)
4.750%, 07/01/54	2,000,000	2,003,994

Hillsborough County Industrial Development Authority
4.000%, 08/01/50	4,185,000	3,794,808

Miami Beach Health Facilities Authority
4.000%, 11/15/46	4,185,000	3,857,920

Village Community Development District No 15
4.800%, 05/01/55[1]	1,000,000	988,886

Total Florida		21,806,235

	Principal Amount	Value

Georgia - 1.7%

Fayette County Development Authority,
5.250%, 10/01/49	$1,500,000	$1,599,650
5.250%, 10/01/54	1,500,000	1,585,305

Total Georgia		3,184,955

Illinois - 3.4%

Metropolitan Pier & Exposition Authority,
4.000%, 06/15/52	2,515,000	2,257,205
5.000%, 06/15/50	3,885,000	3,978,817

Total Illinois		6,236,022

Indiana - 1.9%

Indiana Finance Authority, Series A,
5.000%, 07/01/54	1,000,000	1,011,977
5.000%, 07/01/59	1,250,000	1,253,638
5.250%, 07/01/64	1,250,000	1,272,340

Total Indiana		3,537,955

Louisiana - 2.9%

Louisiana Public Facilities Authority,
5.500%, 09/01/59	2,500,000	2,633,027
5.750%, 09/01/64	2,500,000	2,697,798

Total Louisiana		5,330,825

Massachusetts - 3.8%

Massachusetts Development Finance Agency,
4.000%, 07/01/51	4,340,000	3,436,494
5.250%, 07/01/52	2,245,000	2,362,002

Massachusetts Development Finance Agency, Series A
5.000%, 07/01/54[1]	1,200,000	1,202,157

Total Massachusetts		7,000,653

Minnesota - 1.2%

Duluth Economic Development Authority, Series A
5.000%, 02/15/48	2,140,000	2,159,032

Nebraska - 2.8%

Central Plains Energy Project #3, Series A
5.000%, 09/01/42	4,655,000	5,073,474

New Jersey - 4.1%

South Jersey Transportation Authority
4.625%, 11/01/47	1,000,000	1,021,102

Tobacco Settlement Financing Corp., Series A,
5.000%, 06/01/46	2,095,000	2,128,057
5.250%, 06/01/46	2,755,000	2,823,545

Tobacco Settlement Financing Corp., Series B
5.000%, 06/01/46	1,500,000	1,497,978

Total New Jersey		7,470,682

New York - 13.3%

Metropolitan Transportation Authority, Series 1
4.750%, 11/15/45	1,000,000	1,021,083

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 13.3% (continued)

New York State Dormitory Authority, Series A,
4.000%, 07/01/47	$1,675,000	$1,587,656
4.000%, 07/01/52	1,775,000	1,619,610

New York Transportation Development Corp.,
4.000%, 04/30/53	5,790,000	4,898,653
5.000%, 12/01/41	1,000,000	1,032,380
5.500%, 06/30/54	1,500,000	1,573,481
5.625%, 04/01/40	4,000,000	4,249,007
6.000%, 04/01/35	1,500,000	1,670,319
6.000%, 06/30/54	2,000,000	2,139,318

New York Transportation Development Corp., Series A
5.500%, 12/31/60	3,500,000	3,692,402

Suffolk Regional Off-Track Betting Co.
5.750%, 12/01/44	1,000,000	1,033,049

Total New York		24,516,958

Ohio - 2.3%

Ohio Higher Educational Facility Commission,
5.250%, 05/01/49	1,250,000	1,321,348
5.250%, 05/01/54	1,750,000	1,842,020

Ohio Housing Finance Agency, Series A, (GNMA FNMA FHLMC)
4.550%, 09/01/49	995,000	982,213

Total Ohio		4,145,581

Pennsylvania - 7.6%

Montgomery County Higher Education and Health Authority, Series B
5.000%, 05/01/52	3,980,000	4,077,367

Pennsylvania Economic Development Financing Authority
5.250%, 06/30/53	5,025,000	5,156,925

Pennsylvania Housing Finance Agency, Series 146A
4.750%, 04/01/53	2,250,000	2,252,339

Philadelphia Authority for Industrial Development
5.250%, 11/01/52	2,335,000	2,496,308

Total Pennsylvania		13,982,939

Rhode Island - 4.6%

Rhode Island Health and Educational Building Corp.,
5.250%, 05/15/49	1,000,000	1,056,583
5.250%, 05/15/54	4,500,000	4,723,830

Tobacco Settlement Financing Corp., Series A
5.000%, 06/01/40	2,755,000	2,762,018

Total Rhode Island		8,542,431

South Carolina - 3.7%

Richland County School District No 2, Series A, (South Carolina School District)
1.875%, 03/01/38	8,290,000	6,062,968

	Principal Amount	Value

South Carolina Jobs-Economic Development Authority
5.750%, 11/15/54	$750,000	$790,356

Total South Carolina		6,853,324

Tennessee - 5.2%

City of Chattanooga Electric
2.000%, 09/01/40	7,710,000	5,507,658

Knox County Health Educational & Housing Facility Board, Series 1, (BAM)
5.125%, 07/01/54	1,900,000	1,970,698

Knox County Health Educational & Housing Facility Board, Series A1, (BAM)
5.500%, 07/01/54	1,000,000	1,070,611

Metropolitan Government Nashville & Davidson County Health & Educational Facilities
5.250%, 05/01/53	1,000,000	1,065,958

Total Tennessee		9,614,925

Texas - 8.0%

City of Houston TX Airport System Revenue, Series B,
5.500%, 07/15/37	1,500,000	1,587,668
5.500%, 07/15/38	1,000,000	1,056,873
5.500%, 07/15/39	1,870,000	1,973,433

Texas Private Activity Bond Surface Transportation Corp.,
5.000%, 06/30/58	6,900,000	6,997,421
5.500%, 12/31/58	1,120,000	1,196,888

Texas Private Activity Bond Surface Transportation Corp., Series A
4.000%, 12/31/39	2,055,000	1,998,379

Total Texas		14,810,662

Virginia - 7.0%

Lynchburg Economic Development Authority
4.000%, 01/01/55	1,260,000	1,130,936

Virginia Small Business Financing Authority,
4.000%, 01/01/39	2,515,000	2,415,695
4.000%, 01/01/40	2,515,000	2,397,395
5.000%, 12/31/47	2,145,000	2,214,349
5.000%, 12/31/49	2,095,000	2,105,222
5.000%, 12/31/52	2,655,000	2,664,243

Total Virginia		12,927,840

Washington - 0.6%

Washington State Housing Finance Commission
5.500%, 07/01/49	1,000,000	1,074,460

West Virginia - 1.6%

West Virginia Hospital Finance Authority, Series B
6.000%, 09/01/53	2,625,000	2,917,986

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Wisconsin - 0.7%

Public Finance Authority, Series A
5.000%, 06/01/41[1]	$1,250,000	$1,273,109

Total Municipal Bonds
(Cost $191,038,249)		181,221,774

Short-Term Investments - 0.8%

Repurchase Agreements - 0.8%

Fixed Income Clearing Corp., dated 12/31/24, due 01/02/25, 4.100% total to be received $1,434,327 (collateralized by a U.S. Treasury Note, 4.500%, 12/31/31, totaling $1,462,775)	1,434,000	1,434,000

Total Short-Term Investments
(Cost $1,434,000)		1,434,000

Value

Total Investments - 99.2% (Cost $192,472,249)	$182,655,774

Other Assets, less Liabilities - 0.8%	1,465,747

Net Assets - 100.0%	$184,121,521

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $5,384,694 or 2.9% of net assets.

BAM	Build America Mutual Assurance Co.

FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	—	$181,221,774	—	$181,221,774

Short-Term Investments

Repurchase Agreements	—	1,434,000	—	1,434,000

Total Investments in Securities	—	$182,655,774	—	$182,655,774

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2024

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Assets:

Investments at value[1] (including securities on loan valued at $18,018,452, $0, and $0, respectively)	$381,136,961	$1,010,683,504	$182,655,774

Interest receivables	3,303,831	12,988,195	1,994,155

Securities lending income receivable	7,026	—	—

Receivable for Fund shares sold	18,649	2,251,288	8,163

Receivable from affiliate	38,250	61,223	17,632

Prepaid expenses and other assets	25,937	20,714	23,514

Total assets	384,530,654	1,026,004,924	184,699,238

Liabilities:

Payable upon return of securities loaned	12,935,497	—	—

Payable for delayed delivery investments purchased	—	13,582,215	—

Payable for Fund shares repurchased	178,460	5,440,651	375,556

Accrued expenses:

Investment advisory and management fees	74,001	181,793	75,061

Administrative fees	48,262	130,786	25,020

Distribution fees	—	1,928	776

Shareholder service fees	54,532	44,189	8,642

Other	162,968	214,847	92,662

Total liabilities	13,453,720	19,596,409	577,717

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$371,076,934	$1,006,408,515	$184,121,521

[1] Investments at cost	$423,201,923	$1,036,946,493	$192,472,249

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Net Assets Represent:

Paid-in capital	$462,701,285	$1,066,325,228	$212,389,548

Total distributable loss	(91,624,351)	(59,916,713)	(28,268,027)

Net Assets	$371,076,934	$1,006,408,515	$184,121,521

Class N:

Net Assets	$222,536,606	$8,892,554	$3,763,701

Shares outstanding	10,392,541	790,900	412,117

Net asset value, offering and redemption price per share	$21.41	$11.24	$9.13

Class I:

Net Assets	$148,540,328	$997,515,961	$180,161,685

Shares outstanding	6,936,086	88,198,979	20,385,940

Net asset value, offering and redemption price per share	$21.42	$11.31	$8.84

Class Z:

Net Assets	—	—	$196,135

Shares outstanding	—	—	22,198

Net asset value, offering and redemption price per share	—	—	$8.84

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2024

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Investment Income:

Interest income	$16,753,841	$30,440,726	$8,200,303

Securities lending income	86,655	—	—

Foreign withholding tax	(9,974)	—	—

Total investment income	16,830,522	30,440,726	8,200,303
Expenses:

Investment advisory and management fees	927,852	2,146,915	927,254

Administrative fees	605,121	1,544,561	309,085

Distribution fees - Class N	—	26,681	8,810

Shareholder servicing fees - Class N	613,557	13,284	5,286

Shareholder servicing fees - Class I	78,995	509,517	101,199

Professional fees	119,706	107,571	51,803

Reports to shareholders	89,629	74,333	19,959

Registration fees	53,548	61,945	40,487

Custodian fees	52,106	79,511	31,979

Trustee fees and expenses	30,553	78,342	15,755

Transfer agent fees	21,260	34,627	7,051

Interest expense	612	—	1,651

Miscellaneous	19,303	37,283	9,854

Total expenses before offsets	2,612,242	4,714,570	1,530,173

Expense reimbursements	(184,397)	(664,083)	(197,494)

Net expenses	2,427,845	4,050,487	1,332,679

Net investment income	14,402,677	26,390,239	6,867,624

Net Realized and Unrealized Loss:

Net realized loss on investments	(9,324,714)	(6,960,382)	(2,286,414)

Net change in unrealized appreciation/depreciation on investments	1,303,143	(19,308,387)	748,881

Net realized and unrealized loss	(8,021,571)	(26,268,769)	(1,537,533)

Net increase in net assets resulting from operations	$6,381,106	$121,470	$5,330,091

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K ESG Bond Fund		AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	2024	2023	2024	2023	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income	$14,402,677	$13,959,156	$26,390,239	$22,827,789	$6,867,624	$7,868,751

Net realized loss on investments	(9,324,714)	(19,675,989)	(6,960,382)	(16,640,418)	(2,286,414)	(10,403,174)

Net change in unrealized appreciation/depreciation on investments	1,303,143	34,991,525	(19,308,387)	53,394,216	748,881	24,812,114

Net increase in net assets resulting from operations	6,381,106	29,274,692	121,470	59,581,587	5,330,091	22,277,691

Distributions to Shareholders:

Class N	(8,565,094)	(8,492,938)	(236,843)	(240,964)	(100,918)	(109,195)

Class I	(5,856,009)	(5,729,614)	(26,143,251)	(22,338,212)	(6,775,784)	(7,709,369)

Class Z	—	—	—	—	(4,671)	(3,806)

Total distributions to shareholders	(14,421,103)	(14,222,552)	(26,380,094)	(22,579,176)	(6,881,373)	(7,822,370)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(56,304,525)	(72,637,330)	3,978,583	(89,576,367)	(25,735,463)	(62,041,101)

Total decrease in net assets	(64,344,522)	(57,585,190)	(22,280,041)	(52,573,956)	(27,286,745)	(47,585,780)

Net Assets:

Beginning of year	435,421,456	493,006,646	1,028,688,556	1,081,262,512	211,408,266	258,994,046

End of year	$371,076,934	$435,421,456	$1,006,408,515	$1,028,688,556	$184,121,521	$211,408,266

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$21.85	$21.11	$24.88	$28.12	$27.14

Income (loss) from Investment Operations:

Net investment income[1,2]	0.76	0.63	0.44	0.44	0.90

Net realized and unrealized gain (loss) on investments	(0.44)	0.75	(3.70)	(0.83)	1.03

Total income (loss) from investment operations	0.32	1.38	(3.26)	(0.39)	1.93

Less Distributions to Shareholders from:

Net investment income	(0.76)	(0.64)	(0.47)	(0.47)	(0.88)

Net realized gain on investments	—	—	(0.04)	(2.38)	(0.07)

Total distributions to shareholders	(0.76)	(0.64)	(0.51)	(2.85)	(0.95)

Net Asset Value, End of Year	$21.41	$21.85	$21.11	$24.88	$28.12

Total Return[2,3]	1.49%	6.69%	(13.17)%	(1.29)%	7.34%

Ratio of net expenses to average net assets	0.68%[4]	0.68%	0.68%	0.69%[5]	0.71%

Ratio of gross expenses to average net assets[6]	0.73%	0.70%	0.69%	0.69%[5]	0.72%

Ratio of net investment income to average net assets[2]	3.49%	2.94%	1.98%	1.71%	3.31%

Portfolio turnover	37%	27%	23%	186%	25%

Net assets end of year (000’s) omitted	$222,537	$269,529	$301,028	$427,818	$555,124

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$21.85	$21.12	$24.89	$28.13	$27.14

Income (loss) from Investment Operations:

Net investment income[1,2]	0.80	0.67	0.49	0.50	0.95

Net realized and unrealized gain (loss) on investments	(0.42)	0.75	(3.71)	(0.83)	1.05

Total income (loss) from investment operations	0.38	1.42	(3.22)	(0.33)	2.00

Less Distributions to Shareholders from:

Net investment income	(0.81)	(0.69)	(0.51)	(0.53)	(0.94)

Net realized gain on investments	—	—	(0.04)	(2.38)	(0.07)

Total distributions to shareholders	(0.81)	(0.69)	(0.55)	(2.91)	(1.01)

Net Asset Value, End of Year	$21.42	$21.85	$21.12	$24.89	$28.13

Total Return[2,3]	1.75%	6.85%	(12.99)%	(1.05)%	7.57%

Ratio of net expenses to average net assets	0.48%[4]	0.48%	0.48%	0.49%[5]	0.50%

Ratio of gross expenses to average net assets[6]	0.53%	0.50%	0.49%	0.49%[5]	0.51%

Ratio of net investment income to average net assets[2]	3.69%	3.14%	2.18%	1.91%	3.52%

Portfolio turnover	37%	27%	23%	186%	25%

Net assets end of year (000’s) omitted	$148,540	$165,892	$191,979	$327,121	$546,698

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]	Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01% for the fiscal year ended December 31, 2021.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$11.53	$11.11	$12.24	$12.45	$12.12

Income (loss) from Investment Operations:

Net investment income[1,2]	0.25	0.21	0.15	0.13	0.15

Net realized and unrealized gain (loss) on investments	(0.28)	0.42	(1.10)	(0.11)	0.33

Total income (loss) from investment operations	(0.03)	0.63	(0.95)	0.02	0.48

Less Distributions to Shareholders from:

Net investment income	(0.26)	(0.21)	(0.16)	(0.13)	(0.15)

Net realized gain on investments	—	—	(0.02)	(0.10)	—

Total distributions to shareholders	(0.26)	(0.21)	(0.18)	(0.23)	(0.15)

Net Asset Value, End of Year	$11.24	$11.53	$11.11	$12.24	$12.45

Total Return[2,3]	(0.29)%	5.72%	(7.80)%	0.10%	4.31%

Ratio of net expenses to average net assets	0.71%	0.72%	0.72%	0.71%	0.71%

Ratio of gross expenses to average net assets[4]	0.78%	0.79%	0.78%	0.76%	0.77%

Ratio of net investment income to average net assets[2]	2.24%	1.85%	1.35%	1.01%	1.25%

Portfolio turnover	36%	29%	20%	24%	17%

Net assets end of year (000’s) omitted	$8,893	$12,081	$12,972	$17,112	$18,153

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$11.60	$11.18	$12.31	$12.52	$12.18

Income (loss) from Investment Operations:

Net investment income[1,2]	0.29	0.25	0.19	0.17	0.19

Net realized and unrealized gain (loss) on investments	(0.29)	0.41	(1.11)	(0.11)	0.34

Total income (loss) from investment operations	0.00	0.66	(0.92)	0.06	0.53

Less Distributions to Shareholders from:

Net investment income	(0.29)	(0.24)	(0.19)	(0.17)	(0.19)

Net realized gain on investments	—	—	(0.02)	(0.10)	—

Total distributions to shareholders	(0.29)	(0.24)	(0.21)	(0.27)	(0.19)

Net Asset Value, End of Year	$11.31	$11.60	$11.18	$12.31	$12.52

Total Return[2,3]	0.04%	6.04%	(7.45)%	0.43%	4.70%

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%

Ratio of gross expenses to average net assets[4]	0.46%	0.46%	0.45%	0.44%	0.45%

Ratio of net investment income to average net assets[2]	2.56%	2.18%	1.68%	1.33%	1.57%

Portfolio turnover	36%	29%	20%	24%	17%

Net assets end of year (000’s) omitted	$997,516	$1,016,607	$1,068,290	$1,331,958	$1,287,667

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$9.20	$8.56	$10.74	$10.69	$10.42

Income (loss) from Investment Operations:

Net investment income[1,2]	0.27	0.25	0.22	0.20	0.23

Net realized and unrealized gain (loss) on investments	(0.07)	0.64	(2.17)	0.18	0.37

Total income (loss) from investment operations	0.20	0.89	(1.95)	0.38	0.60

Less Distributions to Shareholders from:

Net investment income	(0.27)	(0.25)	(0.20)	(0.19)	(0.21)

Net realized gain on investments	—	—	(0.03)	(0.14)	(0.12)

Total distributions to shareholders	(0.27)	(0.25)	(0.23)	(0.33)	(0.33)

Net Asset Value, End of Year	$9.13	$9.20	$8.56	$10.74	$10.69

Total Return[2,3]	2.15%	10.53%	(18.19)%	3.59%	5.95%

Ratio of net expenses to average net assets	0.99%[4]	0.99%	0.99%	0.99%	0.99%

Ratio of gross expenses to average net assets[5]	1.09%	1.08%	1.07%	1.05%	1.07%

Ratio of net investment income to average net assets[2]	2.99%	2.87%	2.39%	1.85%	2.17%

Portfolio turnover	32%	24%	45%	61%	81%

Net assets end of year (000’s) omitted	$3,764	$5,964	$2,955	$14,923	$5,015

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$8.91	$8.30	$10.43	$10.40	$10.15

Income (loss) from Investment Operations:

Net investment income[1,2]	0.30	0.27	0.24	0.23	0.25

Net realized and unrealized gain (loss) on investments	(0.07)	0.62	(2.09)	0.17	0.37

Total income (loss) from investment operations	0.23	0.89	(1.85)	0.40	0.62

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.28)	(0.25)	(0.23)	(0.25)

Net realized gain on investments	—	—	(0.03)	(0.14)	(0.12)

Total distributions to shareholders	(0.30)	(0.28)	(0.28)	(0.37)	(0.37)

Net Asset Value, End of Year	$8.84	$8.91	$8.30	$10.43	$10.40

Total Return[2,3]	2.61%	10.89%	(17.86)%	3.94%	6.31%

Ratio of net expenses to average net assets	0.64%[4]	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[5]	0.74%	0.73%	0.72%	0.70%	0.72%

Ratio of net investment income to average net assets[2]	3.34%	3.22%	2.74%	2.20%	2.52%

Portfolio turnover	32%	24%	45%	61%	81%

Net assets end of year (000’s) omitted	$180,162	$205,322	$255,928	$369,473	$323,439

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$8.91	$8.30	$10.43	$10.40	$10.15

Income (loss) from Investment Operations:

Net investment income[1,2]	0.30	0.28	0.25	0.24	0.26

Net realized and unrealized gain (loss) on investments	(0.07)	0.61	(2.10)	0.17	0.37

Total income (loss) from investment operations	0.23	0.89	(1.85)	0.41	0.63

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.28)	(0.25)	(0.24)	(0.26)

Net realized gain on investments	—	—	(0.03)	(0.14)	(0.12)

Total distributions to shareholders	(0.30)	(0.28)	(0.28)	(0.38)	(0.38)

Net Asset Value, End of Year	$8.84	$8.91	$8.30	$10.43	$10.40

Total Return[2,3]	2.66%	10.95%	(17.82)%	3.99%	6.37%

Ratio of net expenses to average net assets	0.59%[4]	0.59%	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[5]	0.69%	0.68%	0.67%	0.65%	0.67%

Ratio of net investment income to average net assets[2]	3.39%	3.27%	2.79%	2.25%	2.57%

Portfolio turnover	32%	24%	45%	61%	81%

Net assets end of year (000’s) omitted	$196	$123	$111	$135	$130

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds III (“Trust III”) (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”) and AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and Trust III: AMG GW&K ESG Bond Fund (“ESG Bond”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Municipal Enhanced offers Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Boards of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Interest income on foreign securities is recorded gross of any withholding tax. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences on the Funds. Temporary differences are primarily due to wash sale loss deferrals for ESG Bond and Municipal Enhanced and premium amortization on callable bonds for ESG Bond. Municipal Bond had no temporary differences.

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 was as follows:

	ESG Bond		Municipal Bond		Municipal Enhanced

Distributions paid from:	2024	2023	2024	2023	2024	2023

Ordinary income *	$14,421,103	$14,222,552	$1,421,761	$1,247,248	$323,591	$367,083

Tax-exempt income	—	—	24,958,333	21,331,928	6,557,782	7,455,287

	$14,421,103	$14,222,552	$26,380,094	$22,579,176	$6,881,373	$7,822,370

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	ESG Bond	Municipal Bond	Municipal Enhanced

Capital loss carryforward	$49,566,478	$33,913,159	$18,501,774

Undistributed ordinary income	160,354	—	—

Undistributed tax-exempt income	—	259,435	62,690

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Depreciation

ESG Bond	$423,393,473	$2,034,680	$(44,252,907)	$(42,218,227)

Municipal Bond	1,036,946,493	3,658,848	(29,921,837)	(26,262,989)

Municipal Enhanced	192,484,717	1,568,071	(11,397,014)	(9,828,943)

Notes to Financial Statements (continued)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

ESG Bond	$8,208,427	$41,358,051	$49,566,478

Municipal Bond	120,765	33,792,394	33,913,159

Municipal Enhanced	4,224,746	14,277,028	18,501,774

For the fiscal year ended December 31, 2024, the Funds did not utilize capital loss carryovers.

g. CAPITAL STOCK

Each of AMG Funds’ Amended and Restated Agreement and Declaration of Trust and Trust III’s Declaration of Trust authorizes for each applicable Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2023, Municipal Enhanced delivered securities, and cash in connection with redemptions in-kind transactions in the amount of $46,736,183 for subscriptions in-kind to AMG GW&K Municipal Enhanced SMA Shares, an affiliated fund, and a related party. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the fiscal years ended December 31, 2024 and December 31, 2023, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Municipal Bond

	December 31, 2024		December 31, 2023		December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	500,214	$10,862,973	502,045	$10,618,434	669,182	$7,598,411	418,863	$4,709,065

Shares issued in reinvestment of distributions	391,528	8,455,850	395,272	8,384,556	18,239	206,510	18,635	207,971

Shares redeemed	(2,836,260)	(61,437,696)	(2,817,229)	(59,923,434)	(944,242)	(10,758,607)	(556,927)	(6,183,058)

Net decrease	(1,944,518)	$(42,118,873)	(1,919,912)	$(40,920,444)	(256,821)	$(2,953,686)	(119,429)	$(1,266,022)

Class I:

Shares sold	1,285,389	$27,862,718	1,156,432	$24,647,398	24,764,345	$283,196,344	37,373,757	$421,157,504

Shares issued in reinvestment of distributions	259,160	5,598,697	259,536	5,507,823	1,748,253	19,910,129	1,488,315	16,699,309

Shares redeemed	(2,200,770)	(47,647,067)	(2,914,785)	(61,872,107)	(25,956,449)	(296,174,204)	(46,781,942)	(526,167,158)

Net increase (decrease)	(656,221)	$(14,185,652)	(1,498,817)	$(31,716,886)	556,149	$6,932,269	(7,919,870)	$(88,310,345)

Notes to Financial Statements (continued)

	Municipal Enhanced

	December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount

Class N:

Shares sold	2,046,371	$18,792,524	1,862,046	$16,341,115

Shares issued in reinvestment of distributions	6,151	56,386	8,269	72,921

Shares redeemed	(2,288,800)	(21,089,506)	(1,567,017)	(13,721,798)

Net increase (decrease)	(236,278)	$(2,240,596)	303,298	$2,692,238

Class I:

Shares sold	5,611,380	$49,877,903	14,554,470	$124,614,205

Shares issued in reinvestment of distributions	276,122	2,447,288	330,028	2,811,647

Shares redeemed	(8,546,755)	(75,894,201)	(22,667,440)	(192,162,997)[1]

Net decrease	(2,659,253)	$(23,569,010)	(7,782,942)	$(64,737,145)

Class Z:

Shares sold	7,915	$69,888	—	—

Shares issued in reinvestment of distributions	526	4,671	448	$3,806

Shares redeemed	(46)	(416)	—	—

Net increase	8,395	$74,143	448	$3,806

1 Includes redemption in-kind in the amount of $46,736,183.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2024, the market value of Repurchase Agreements outstanding for ESG Bond, Municipal Bond and Municipal Enhanced was $13,191,497, $1,979,000 and $1,434,000, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

During the fiscal year ended December 31, 2024, Municipal Bond entered into securities transactions on a delayed delivery or when issued basis. At December 31, 2024, the market value of delayed delivery securities held in the Fund amounted to $13,479,109.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into investment advisory agreements under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Boards and, in certain circumstances, shareholders, the

Notes to Financial Statements (continued)

subadviser(s) for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC (“GW&K”), who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2024, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%

Municipal Bond	0.21%	[1]

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

1 The rate shown is the effective rate as of December 31, 2024.

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Municipal Bond and Municipal Enhanced to the annual rate of 0.43%, 0.34% and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended December 31, 2024, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

ESG Bond	$184,397	—

Municipal Bond	664,083	—

Municipal Enhanced	197,494	—

At December 31, 2024, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Municipal Bond	Municipal Enhanced

Less than 1 year	$72,842	$726,185	$225,094

1-2 years	90,822	749,681	221,214

2-3 years	184,397	664,083	197,494

Total	$348,061	$2,139,949	$643,802

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

AMG Funds has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

Notes to Financial Statements (continued)

For each of Class N and Class I shares of ESG Bond, Municipal Bond and Municipal Enhanced, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2024, was as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.12%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2024, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate
Municipal Bond	$1,381,925	3	$710	6.250%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate
ESG Bond	$1,352,259	3	$612	5.510%
Municipal Enhanced	1,795,619	6	1,651	5.593%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2024, were as follows:

	Long Term Securities

Fund	Purchases	Sales
ESG Bond	$97,871,433	$146,710,180
Municipal Bond	410,406,780	367,998,239
Municipal Enhanced	63,676,707	88,051,597

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2024 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales
ESG Bond	$49,554,257	$56,003,553

4. PORTFOLIO SECURITIES LOANED

ESG Bond participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2024, was as follows:

Notes to Financial Statements (continued)

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
ESG Bond	$18,018,452	$12,935,497	$5,759,562	$18,695,059

The following table summarizes the securities received as collateral for securities lending at December 31, 2024:

Fund	Collateral Type	Coupon Range	Maturity Date Range
ESG Bond	U.S. Treasury Obligations	0.125%-4.875%	01/15/25-08/15/49

5. SEGMENT REPORTING

Each Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in each Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Funds’ president and chief financial officer. The CODM assesses the performance and makes operating decisions for each Fund primarily based on each Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes each Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of each Fund. As each Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject the Funds to various risks. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Fund. Please refer to each Fund’s prospectus for a description of the principal risks associated with investing in a particular Fund. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) price fluctuations.

Market Risk: Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Funds are actively managed investment portfolios, security selection or focus on securities in a particular style, market sector or group of companies may cause the Funds to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that GW&K’s investment techniques and risk analysis will produce the desired result.

Municipal Market Risk: Factors unique to the municipal bond market may negatively affect the value of the Funds’ investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Funds may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent certain Funds have substantial holdings within a particular sector, the risks associated with that sector increase. A portion of certain Funds’ assets may be invested in fixed income securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care (including hospitals), utilities, or transportation.

Debt Securities Risk: The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

Interest Rate Risk: Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Funds may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Funds.

Credit and Counterparty Risk: The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Prepayment Risk: A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

Extension Risk: During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

Asset-Backed and Mortgage-Backed Securities Risk: Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

U.S. Government Securities Risk: Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Funds’ investments may not keep pace with inflation, which may result in losses to the Funds’ investors or adversely affect the real value of shareholders’ investments in the Funds. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the

Notes to Financial Statements (continued)

opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds’ portfolios.

Reinvestment Risk: The Funds may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Liquidity Risk: The Funds may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

High Yield Risk: Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

ESG Investing Risk: Because applying a Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, a Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect a Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact a Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by GW&K or any judgment exercised by GW&K will improve the financial performance of a Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or GW&K’s assessment of a company’s ESG practices may change over time. GW&K’s evaluation of a company also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party data providers. Different methodologies may be used by the various issuers and third party sources that provide ESG data, and such ESG data often lacks standardization, consistency and transparency.

7. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2024:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Bethesda Securities LLC	$3,200,713	—	$3,200,713	$3,200,713	—

Cantor Fitzgerald Securities, Inc.	3,201,429	—	3,201,429	3,201,429	—

Daiwa Capital Markets America	130,497	—	130,497	130,497	—

Marex Capital Markets, Inc.	3,201,429	—	3,201,429	3,201,429	—

State of Wisconsin Investment Board	3,201,429	—	3,201,429	3,201,429	—

Fixed Income Clearing Corp.	256,000	—	256,000	256,000	—

Total	$13,191,497	—	$13,191,497	$13,191,497	—

Municipal Bond

Fixed Income Clearing Corp.	$1,979,000	—	$1,979,000	$1,979,000	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Municipal Enhanced

Fixed Income Clearing Corp.	$1,434,000	—	$1,434,000	$1,434,000	—

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees of AMG Funds and AMG Funds III and Shareholders of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K ESG Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund (two of the funds constituting AMG Funds) and AMG GW&K ESG Bond Fund (one of the funds constituting AMG Funds III) (hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG GW&K ESG Bond Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Municipal Enhanced Yield Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG GW&K ESG Bond Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Municipal Enhanced Yield Fund each hereby designates $0, $0 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2024, or if subsequently determined to be different, the net capital gains of such fiscal year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, is reflected as “Trustee fees and expenses” on the Statement of Operations and is set forth in the table below. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

Trustee fees and expenses

AMG GW&K ESG Bond Fund	$30,553

AMG GW&K Municipal Bond Fund	78,342

AMG GW&K Municipal Enhanced Yield Fund	15,755

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	123124	AR088

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2024

AMG Veritas Asia Pacific Fund
Class N: MGSEX	Class I: MSEIX

wealth.amg.com	123124 AR078

AMG Funds Annual Financial Statements – December 31, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Portfolio Investments	2

Statement of Assets and Liabilities	4

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	6

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	7

Detail of changes in assets for the past two fiscal years

Financial Highlights	8

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	10

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

OTHER INFORMATION	18

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments December 31, 2024

	Shares	Value

Common Stocks - 92.4%

Communication Services - 15.4%

Bharti Airtel, Ltd. (India)	70,883	$1,312,446

NetEase, Inc. (China)	60,000	1,067,990

NetEase, Inc., ADR (China)	17,706	1,579,552

REA Group, Ltd. (Australia)	13,911	2,001,287

Tencent Holdings, Ltd. (China)	103,239	5,510,157

Tencent Music Entertainment Group, ADR (China)	118,900	1,349,515

Total Communication Services		12,820,947

Consumer Discretionary - 17.7%

Alibaba Group Holding, Ltd. (China)	489,350	5,178,966

Aristocrat Leisure, Ltd. (Australia)	63,374	2,676,319

Light & Wonder, Inc. (United States)*,1	5,434	459,950

LVMH Moet Hennessy Louis Vuitton SE (France)	1,256	826,188

Meituan, Class B (China)*,2	40,300	783,568

Midea Group Co., Ltd., Class A (China)	185,600	1,912,181

Titan Co., Ltd. (India)	21,510	815,443

Trent, Ltd. (India)	5,496	456,004

Zomato, Ltd. (India)*	510,263	1,652,926

Total Consumer Discretionary		14,761,545

Consumer Staples - 2.6%

Nestle India, Ltd. (India)	29,350	743,199

Varun Beverages, Ltd. (India)	186,455	1,390,565

Total Consumer Staples		2,133,764

Energy - 0.8%

Reliance Industries, Ltd. (India)	46,400	657,145

Financials - 7.8%

Futu Holdings, Ltd., ADR (Hong Kong)	9,870	789,501

HDFC Bank, Ltd., ADR (India)	55,817	3,564,474

ICICI Bank, Ltd., Sponsored ADR (India)	15,424	460,561

KB Financial Group, Inc. (South Korea)	30,441	1,714,162

Total Financials		6,528,698

Health Care - 3.1%

CSPC Pharmaceutical Group, Ltd. (China)	406,000	247,497

Pro Medicus, Ltd. (Australia)	5,000	772,363

Samsung Biologics Co., Ltd. (South Korea)*,2	635	406,888

Telix Pharmaceuticals, Ltd. (Australia)*	74,745	1,135,849

Total Health Care		2,562,597

Industrials - 10.4%

Contemporary Amperex Technology Co., Ltd., Class A (China)	39,300	1,432,511

Doosan Enerbility Co., Ltd. (South Korea)*	32,316	379,937

Hanwha Aerospace Co., Ltd. (South Korea)	9,138	2,014,817

	Shares	Value

HD Hyundai Electric Co., Ltd. (South Korea)	12,772	$3,283,772

JD Logistics, Inc. (China)*,2	443,200	722,298

Korea Aerospace Industries, Ltd. (South Korea)	11,240	417,699

Samsung C&T Corp. (South Korea)	5,284	408,290

Total Industrials		8,659,324

Information Technology - 28.6%

ASMedia Technology, Inc. (Taiwan)	9,000	542,606

Delta Electronics, Inc. (Taiwan)	73,000	955,515

E Ink Holdings, Inc. (Taiwan)	106,000	882,636

Hon Hai Precision Industry Co., Ltd. (Taiwan)	195,000	1,090,177

NEXTDC, Ltd. (Australia)*	58,588	545,040

Quanta Computer, Inc. (Taiwan)	333,000	2,898,243

Samsung Electronics Co., Ltd. (South Korea)	68,104	2,430,415

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	374,400	12,168,020

Tata Consultancy Services, Ltd. (India)	8,615	411,120

Wiwynn Corp. (Taiwan)	13,000	1,032,035

Xero, Ltd. (New Zealand)*	7,745	805,968

Total Information Technology		23,761,775

Materials - 2.0%

LG Chem, Ltd. (South Korea)	981	164,349

Rio Tinto, Ltd. (Australia)	7,690	557,624

Zijin Mining Group Co., Ltd., Class H (China)	514,000	927,654

Total Materials		1,649,627

Real Estate - 4.0%

Goodman Group, REIT (Australia)	151,628	3,333,080

Total Common Stocks
(Cost $71,082,364)		76,868,502

Participation Notes - 3.8%

Consumer Discretionary - 1.8%

Zomato, Ltd. (CLSA Ltd.), 07/22/26 (India)	467,020	1,512,846

Health Care - 0.7%

Apollo Hospitals Enterprise, Ltd. (CLSA Ltd.), 06/30/27 (India)	7,222	614,523

Information Technology - 1.3%

Tata Consultancy Services, Ltd. (CLSA Ltd.), 06/28/30 (India)	21,829	1,041,712

Total Participation Notes
(Cost $2,136,160)		3,169,081

Short-Term Investments - 4.3%

Other Investment Companies - 4.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.36%[3]	1,433,608	1,433,608

The accompanying notes are an integral part of these financial statements.

2

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.43%[3]	2,150,411	$2,150,411

Total Short-Term Investments
(Cost $3,584,019)		3,584,019

Value

Total Investments - 100.5%
(Cost $76,802,543)	$83,621,602

Other Assets, less Liabilities - (0.5)%	(451,299)

Net Assets - 100.0%	$83,170,303

*	Non-income producing security.

[1]

Some of this security, amounting to $18,198 or less than 0.05% of net assets, was out on loan to various borrowers and is collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of these securities amounted to $1,912,754 or 2.3% of net assets.

[3]	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Information Technology	—	$23,761,775	—	$23,761,775

Consumer Discretionary	—	14,761,545	—	14,761,545

Communication Services	$2,929,067	9,891,880	—	12,820,947

Industrials	—	8,659,324	—	8,659,324

Financials	4,814,536	1,714,162	—	6,528,698

Real Estate	—	3,333,080	—	3,333,080

Health Care	—	2,562,597	—	2,562,597

Consumer Staples	1,390,565	743,199	—	2,133,764

Materials	—	1,649,627	—	1,649,627

Energy	—	657,145	—	657,145

Participation Notes†	—	3,169,081	—	3,169,081

Short-Term Investments

Other Investment Companies	3,584,019	—	—	3,584,019

Total Investments in Securities	$12,718,187	$70,903,415	—	$83,621,602

†

All participation notes held in the Fund are Level 2 securities. For a detailed breakout of participation notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

3

Statement of Assets and Liabilities December 31, 2024

AMG Veritas Asia Pacific Fund

Assets:

Investments at value[1] (including securities on loan valued at $18,198)	$83,621,602

Dividend and interest receivables	137,625

Securities lending income receivable	441

Receivable for Fund shares sold	9,268

Receivable from affiliate	21,321

Prepaid expenses and other assets	16,104

Total assets	83,806,361

Liabilities:

Payable for Fund shares repurchased	7,617

Payable for foreign capital gains tax	439,357

Accrued expenses:

Investment advisory and management fees	51,298

Administrative fees	10,838

Shareholder service fees	14,277

Other	112,671

Total liabilities	636,058

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$83,170,303

[1] Investments at cost	$76,802,543

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities (continued)

AMG Veritas Asia Pacific Fund

Net Assets Represent:

Paid-in capital	$130,399,149

Total distributable loss	(47,228,846)

Net Assets	$83,170,303

Class N:

Net Assets	$73,978,245

Shares outstanding	1,226,761

Net asset value, offering and redemption price per share	$60.30

Class I:

Net Assets	$9,192,058

Shares outstanding	138,945

Net asset value, offering and redemption price per share	$66.16

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations For the fiscal year ended December 31, 2024

AMG Veritas Asia Pacific Fund

Investment Income:

Dividend income	$1,302,100

Interest income	2,683

Securities lending income	5,601

Foreign withholding tax	(127,772)

Total investment income	1,182,612

Expenses:

Investment advisory and management fees	615,420

Administrative fees	130,018

Shareholder servicing fees - Class N	186,359

Custodian fees	57,847

Professional fees	54,625

Reports to shareholders	40,109

Registration fees	32,452

Transfer agent fees	15,052

Trustee fees and expenses	6,605

Interest expense	7,511

Miscellaneous	27,207

Total expenses before offsets	1,173,205

Expense reimbursements	(173,222)

Net expenses	999,983

Net investment income	182,629

Net Realized and Unrealized Gain:

Net realized loss on investments	(8,460,792)[1]

Net realized loss on foreign currency transactions	(172,922)

Net change in unrealized appreciation/depreciation on investments	14,553,389 [2]

Net change in unrealized appreciation/depreciation on foreign currency translations	(2,094)

Net realized and unrealized gain	5,917,581

Net increase in net assets resulting from operations	$6,100,210

[1]	Net of foreign capital gains tax of $304,063.

[2]	Net of change in accrued foreign capital gains tax of $288,632.

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Veritas Asia Pacific Fund

	2024	2023

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$182,629	$149,439

Net realized loss on investments	(8,633,714)	(15,082,837)

Net change in unrealized appreciation/depreciation on investments	14,551,295	9,845,574

Net increase (decrease) in net assets resulting from operations	6,100,210	(5,087,824)

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(339,647)	(93,333)

Class I	(55,994)	(25,321)

From paid-in capital:

Class N	(8,077)	—

Class I	(1,331)	—

Total distributions to shareholders	(405,049)	(118,654)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(10,352,607)	(19,983,339)

Total decrease in net assets	(4,657,446)	(25,189,817)

Net Assets:

Beginning of year	87,827,749	113,017,566

End of year	$83,170,303	$87,827,749

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

AMG Veritas Asia Pacific Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$56.49	$59.41	$82.42	$147.58	$111.15

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.11	0.07	(0.05)	(0.67)	(1.03)

Net realized and unrealized gain (loss) on investments	3.98	(2.93)	(22.96)	4.55	43.88

Total income (loss) from investment operations	4.09	(2.86)	(23.01)	3.88	42.85

Less Distributions to Shareholders from:

Net investment income	(0.27)	(0.06)	—	—	—

Net realized gain on investments	—	—	—	(56.87)	(6.42)

Paid in capital	(0.01)	—	—	(12.17)	—

Total distributions to shareholders	(0.28)	(0.06)	—	(69.04)	(6.42)

Net Asset Value, End of Year	$60.30	$56.49	$59.41	$82.42	$147.58

Total Return[2,3]	7.23%	(4.82)%	(27.91)%	3.16%	38.74%

Ratio of net expenses to average net assets	1.18%[4]	1.17%	1.18%	1.27%[5]	1.36%[5]

Ratio of gross expenses to average net assets[6]	1.38%	1.29%	1.29%	1.31%	1.42%

Ratio of net investment income (loss) to average net assets[2]	0.19%	0.13%	(0.07)%	(0.69)%	(0.89)%

Portfolio turnover	89%	44%	54%	222%	100%

Net assets end of year (000’s) omitted	$73,978	$80,640	$100,679	$166,168	$204,794

The accompanying notes are an integral part of these financial statements.

8

AMG Veritas Asia Pacific Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$61.94	$65.15	$90.15	$154.81	$116.08

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.28	0.24	0.13	(0.48)	(0.77)

Net realized and unrealized gain (loss) on investments	4.38	(3.23)	(25.13)	4.86	45.92

Total income (loss) from investment operations	4.66	(2.99)	(25.00)	4.38	45.15

Less Distributions to Shareholders from:

Net investment income	(0.43)	(0.22)	—	—	—

Net realized gain on investments	—	—	—	(56.87)	(6.42)

Paid in capital	(0.01)	—	—	(12.17)	—

Total distributions to shareholders	(0.44)	(0.22)	—	(69.04)	(6.42)

Net Asset Value, End of Year	$66.16	$61.94	$65.15	$90.15	$154.81

Total Return[2,3]	7.49%	(4.58)%	(27.73)%	3.43%	39.08%

Ratio of net expenses to average net assets	0.94%[4]	0.93%	0.93%	1.02%[5]	1.11%[5]

Ratio of gross expenses to average net assets[6]	1.14%	1.05%	1.04%	1.06%	1.17%

Ratio of net investment income (loss) to average net assets[2]	0.43%	0.37%	0.18%	(0.44)%	(0.64)%

Portfolio turnover	89%	44%	54%	222%	100%

Net assets end of year (000’s) omitted	$9,192	$7,188	$12,339	$22,066	$44,593

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of 0.01% related to participation in the interfund lending program.

[5]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended December 31, 2021 and 2020, respectively.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements December 31, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Veritas Asia Pacific Fund (the “Fund”).

The Fund offers Class N and Class I shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Participation notes (“P-Notes”) are valued using the underlying equity security’s official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

10

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, forward foreign currency exchange contracts,P-Notes, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to wash sale loss deferrals and qualified late-year ordinary loss deferrals. Permanent differences for the year are primarily due to cost adjustments on dividend income received from spinoffs.

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 was as follows:

Distributions paid from:	2024	2023

Ordinary income *	$395,641	$118,654

Paid-in capital	9,408	—

	$405,049	$118,654

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$52,881,443

Late-year ordinary loss deferral	58,083

At December 31, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation

$77,335,594	$13,486,403	$(7,775,723)	$5,710,680

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware

11

Notes to Financial Statements (continued)

of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2024, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total

$27,111,788	$25,769,655	$52,881,443

For the fiscal year ended December 31, 2024, the Fund did not utilize capital loss carryovers.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2024 and December 31, 2023, the capital stock transactions by class for the Fund were as follows:

	December 31, 2024		December 31, 2023

	Shares	Amount	Shares	Amount

Class N:

Shares sold	9,098	$546,424	13,202	$769,999

Shares issued in reinvestment of distributions	5,427	336,208	1,666	90,774

Shares redeemed	(215,296)	(12,800,205)	(281,875)	(16,206,613)

Net decrease	(200,771)	$(11,917,573)	(267,007)	$(15,345,840)

Class I:

Shares sold	63,597	$4,276,185	20,098	$1,294,720

Shares issued in reinvestment of distributions	553	37,589	413	24,694

Shares redeemed	(41,254)	(2,748,808)	(93,867)	(5,956,913)

Net increase (decrease)	22,896	$1,564,966	(73,356)	$(4,637,499)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2024, there are no outstanding Repurchase Agreements for the Fund.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

12

Notes to Financial Statements (continued)

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Fund and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Veritas Asset Management LLP (“Veritas”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Veritas.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2024, the Fund paid an investment management fee at the annual rate of 0.71% of the average daily net assets of the Fund.

The fee paid to Veritas for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended December 31, 2024, the Investment Manager reimbursed the Fund $173,222, and did not recoup any previously reimbursed expenses. At

December 31, 2024, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$143,886

1-2 years	122,278

2-3 years	173,222

Total	$439,386

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2024, was as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.25%	0.24%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in

13

Notes to Financial Statements (continued)

the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2024, the Fund had no interfund loans outstanding.

The Fund utilized the interfund lending program during the fiscal year ended December 31, 2024 as follows:

Average Lent	Number of Days	Interest Earned	Average Interest Rate

$2,262,462	7	$2,683	6.182%

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

$3,673,061	13	$7,511	5.742%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2024, were $75,709,982 and $85,325,994, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2024.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2024, was as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$18,198	—	$19,261	$19,261

The following table summarizes the securities received as collateral for securities lending at December 31, 2024:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.125%-4.500%	01/15/25-02/15/42

5. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president and chief financial officer. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s change in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) currency and price fluctuations. Please refer to the Fund’s current prospectus for additional information about the Fund’s principal risks.

Market Risk: Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

Non-Diversified Fund Risk: The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a regulated investment company accorded favorable tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies

14

Notes to Financial Statements (continued)

under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

Focused Investment Risk: To the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Foreign Investment Risk: Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Emerging Markets Risk: Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Currency Risk: Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Political Risk: Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Geographic Focus Risk: To the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

Risks Associated with Investments in Greater China: The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China (“PRC”) and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.

Risks Associated with Investments in India: In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).

PRC Tax Risk: The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

Stock Connect Risk: Trading in China A-Shares through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Large-Capitalization Stock Risk: The stocks of large capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Small- and Mid-Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Liquidity Risk: The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

7. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims

15

Notes to Financial Statements (continued)

that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2024, the Fund had no Repurchase Agreements outstanding.

9. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds III and Shareholders of AMG Veritas Asia Pacific Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Veritas Asia Pacific Fund (one of the funds constituting AMG Funds III, referred to hereafter as the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2025

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

17

Other Information (unaudited)

TAX INFORMATION

AMG Veritas Asia Pacific Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, AMG Veritas Asia Pacific Fund elects to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, AMG Veritas Asia Pacific Fund hereby makes the following designations regarding its taxable period ended December 31, 2024:

The total amount of taxes paid and income sourced from foreign countries was $138,221 and $1,453,377, respectively.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Veritas Asia Pacific Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended December 31, 2024, or if subsequently determined to be different, the net capital gains of such fiscal year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2024, was $6,605, which is reflected as “Trustee fees and expenses” on the Statement of Operations. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2024.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

18

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Veritas Asset Management LLP

1 Smart’s Place

London, WC2B 5LW

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at wealth.amg.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at wealth.amg.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	123124	AR078

Item 12.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 14.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 16.   CONTROLS AND PROCEDURES

  (a)    The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

  (b)    There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 10, 2025

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 10, 2025